The Prudential Series Fund
655 Broad Street
Newark, New Jersey 07102
Telephone 888-778-2888

February 14, 2025

Dear Contract Owner,

As a contract owner who beneficially owns shares of the PSF Mid-Cap Growth Portfolio (the "Target Portfolio"), a series of The Prudential Series Fund (the "Trust" or "PSF"), you are cordially invited to a Special Meeting of Shareholders (the "Meeting") to be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, on March 25, 2025 at 10:00 a.m. Eastern Time.

The Meeting is very important to the future of the Target Portfolio. At the Meeting, the shareholders of the Target Portfolio will be asked to approve a Plan of Reorganization of the Target Portfolio (the "Plan"). As more fully explained in the attached Prospectus/Proxy Statement, the Plan provides for the transfer of all of the Target Portfolio's assets to the PSF PGIM Jennison Growth Portfolio (the "Acquiring Portfolio"), a separate series of the Trust in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities, and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Reorganization"). The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio."

The Reorganization will consolidate the two portfolios, providing an opportunity for shareholders to experience improved economies of scale. As a result of the Reorganization, the Target Portfolio will experience a decrease in total gross and net operating expenses as well as the potential for improved performance.

It is expected that there will be no adverse tax consequences to Contract owners as a result of the Reorganization. The Reorganization will not cause any fees or charges under your current contract to be greater after the Reorganization than before the Reorganization, and the Reorganization will not alter your rights under your contract or the obligations of the insurance company that issued the contract. If the Plan is approved and the Reorganization is completed, you will beneficially own shares of the Acquiring Portfolio, rather than shares of the Target Portfolio. It is expected that the Reorganization, if approved, would be completed on or about April 14, 2025.

The Board of Trustees of the Trust (the "Board") has approved the Reorganization and recommends that you vote "FOR" the Reorganization. Although the Board has determined that the Reorganization is in the best interest of shareholders, the final decision is yours.

The following pages include important information on the proposed Reorganization in a question-and-answer format. The pages that follow include the full Prospectus/Proxy Statement with detailed information regarding the Reorganization, which you should read carefully.

Your vote is important no matter how large or small your investment. We urge you to provide your voting instructions on the enclosed voting instruction card, date and sign it, and return it promptly in the envelope provided. Alternatively, you may submit your vote by telephone by calling toll-free 1-800-690-6903 or you may vote over the Internet by going to www.proxyvote.com.

We encourage you to send your voting instructions to the Trust prior to March 25, 2025. The Target Portfolio shares that you beneficially own will be voted in accordance with the most current instructions received from you. All shares of the Target Portfolio, including Target Portfolio shares owned by a participating insurance company in its general account or otherwise, for which instructions are not received from contract owners will be voted by the participating insurance companies in the same proportion as the votes actually cast by contract owners regarding the Reorganization. Please see the Voting Information section of the Prospectus/Proxy Statement for additional information.

By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

For any questions or concerns you may have regarding the proposed Reorganization, please call 1-888-778-2888 between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time, Monday-Friday.

Sincerely,

Timothy Cronin
President
The Prudential Series Fund

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Please read the attached Prospectus/Proxy Statement for a complete description of the proposal. However, as a quick reference, the following questions and answers provide a brief overview of the proposal.

Q1. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You have received these proxy materials and are being asked to provide voting instructions to your insurance company on the proposal because you are the beneficial owner of shares of the PSF Mid-Cap Growth Portfolio (the "Target Portfolio"), a series of The Prudential Series Fund (the "Trust"). The Target Portfolio is seeking shareholder consideration and approval of an important proposal.

Q2. WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask you to vote on the reorganization of the Target Portfolio into the PSF PGIM Jennison Growth Portfolio (the "Acquiring Portfolio," and together with the Target Portfolio, the "Portfolios"), which is also a series of the Trust (the "Reorganization"). The Reorganization has been recommended by PGIM Investments LLC ("PGIM Investments" or the "Manager") for the Target Portfolio and has been approved by the Board of Trustees of the Trust (the "Board"). The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio."

Q3. HOW WILL THE REORGANIZATION IMPACT FEES AND EXPENSES?

A. As discussed in further detail in the attached Prospectus/Proxy Statement, if the Reorganization is approved, it is expected that the total gross and net operating expense ratios of the Combined Portfolio will be lower than the total gross and net operating expense ratios of the Target Portfolio.

Please read the attached Prospectus/Proxy Statement for a complete description of the fees and expenses.

Q4. WHY IS THE REORGANIZATION BEING PURSUED?

A. Despite potential market appreciation, certain portfolios on the existing Prudential platform are not projected to be viable over the intermediate term, resulting in limited potential sources of long-term scale and the likelihood of related expense increases for the Portfolios. The Manager's goal in making the proposal set forth in the attached Prospectus/Proxy Statement and other recent changes to the Prudential fund platform is to ensure shareholders are protected from decreasing economies of scale due to lower expected asset levels in the long term, and to provide the potential for improved performance through newly reorganized portfolios, all the while preserving the high-level services shareholders have come to expect.

The Reorganization will consolidate the Target Portfolio and the Acquiring Portfolio, providing an opportunity to improve overall economies of scale. In addition, shareholders of the Target Portfolio are expected to benefit from reduced total gross and net expenses as shareholders of the Combined Portfolio following the Reorganization. The Reorganization will also provide shareholders of the Target Portfolio with the potential for improved performance.

Q5. HOW WILL THE REORGANIZATION BENEFIT SHAREHOLDERS?

A. Based on information available, as indicated below, the Reorganization is expected to benefit shareholders for several reasons, including:

•  The Combined Portfolio will be larger than the Target Portfolio with an estimated $4 billion based on net assets as of August 31, 2024, which will improve overall economies of scale;

•  Assuming the Reorganization had been in effect for the one-year period ended December 31, 2023 the pro forma total gross and net operating expense ratios for the Combined Portfolio would have been lower than the total gross and net operating expense ratios of the Target Portfolio, respectively;

•  The Reorganization provides Target Portfolio shareholders with the potential for improved performance. The Acquiring Portfolio outperformed the Target Portfolio for the one-, five-, and ten-year periods ended December 31, 2023 and August 31, 2024; and

•  The annualized estimated Target Portfolio shareholder savings from the Reorganization will be approximately $194,000, based on portfolio assets for a one-year period, based on current assets as of August 31, 2024.

Please read pages 8-11 of the attached Prospectus/Proxy Statement for a complete description of each of the factors the Board considered.

Q6. WHAT WILL HAPPEN TO THE TARGET PORTFOLIO'S CURRENT INVESTMENTS?

It is expected that approximately 6.7% of the Target Portfolio's holdings (less than 1% of the Combined Portfolio's assets) will be retained in connection with the Reorganization. It is not expected that the Acquiring Portfolio will revise its investment objective, strategies, or policies following the Reorganization to reflect those of the Target Portfolio, as further discussed below in "Information About the Reorganization." Please see pages 12-13 of the attached Prospectus/Proxy Statement for a comparison of the principal investment objectives, strategies, and policies of the Target Portfolio, Acquiring Portfolio, and the Combined Portfolio.

Please see Q8 for additional information on the costs associated with the Reorganization.

Q7. HAS THE BOARD OF TRUSTEES OF THE TRUST APPROVED THE REORGANIZATION?

A. Yes. The Board determined that the Reorganization would be in the best interests of the Target Portfolio and Acquiring Portfolio and that the interests of the Target Portfolio's and Acquiring Portfolio's contract owners and shareholders would not be diluted as a result of the Reorganization. The Board, including a majority of the trustees who are not interested persons of the Trust (as defined in the Investment Company Act of 1940, as amended) (the "Independent Trustees"), voted to approve the Reorganization.

The Board considered information regarding any potential adverse impact to shareholders as a result of the Reorganization. See pages 8-11 of the attached Prospectus/Proxy Statement for a discussion of factors considered by the Board in approving the Reorganization.

Q8. WHO IS PAYING FOR THE COSTS ASSOCIATED WITH THE REORGANIZATION?

A. All costs incurred in entering into and carrying out the terms and conditions of the Reorganization, other than transaction costs, regardless of whether approved by shareholders, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of the Prospectus/Proxy Statement and related materials, will be paid by the Manager or its affiliates, not the Target Portfolio or the Acquiring Portfolio. These costs are expected to be approximately $165,000.

The Target Portfolio will bear the transaction costs related to the Reorganization. Such transaction costs typically include, but are not limited to, trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable. The Manager currently estimates such transaction costs to be approximately $62,000 (0.015% of the Target Portfolio's net assets).

No sales or other charges will be imposed on contract owners in connection with the Reorganization.

Q9. HOW MANY VOTES AM I ENTITLED TO SUBMIT?

A. The record date is January 3, 2025. As a contract owner, you are entitled to give your voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share related to your indirect investment in the Target Portfolio as of the record date.

Q10. WHEN WILL THE SHAREHOLDER MEETING TAKE PLACE?

A. The shareholder meeting (the "Meeting") is scheduled to take place at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, on March 25, 2025 at 10:00 a.m. Eastern Time.

Q11. HOW DO I VOTE?

A. Your vote is very important. You can vote in the following ways:

•  Attending the Meeting to be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, and submitting your voting instructions;

•  Completing and signing the enclosed voting instruction card and mailing it in the enclosed postage paid envelope. Voting instruction cards must be received by the day before the Meeting;

•  Calling toll-free 1-800-690-6903 and following the instructions. Voting instructions submitted by telephone must be submitted by 11:59 p.m., Eastern Time on the day before the Meeting; or

•  Online at www.proxyvote.com and following the instructions. Voting instructions submitted over the Internet must be submitted by 11:59 p.m., Eastern Time on the day before the Meeting.

Q12. HOW CAN I CHANGE MY VOTING INSTRUCTIONS?

A. Previously submitted voting instructions may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above. Please see the Voting Information section of the Prospectus/Proxy Statement for additional information.

Q13. WHEN WILL THE PROPOSED REORGANIZATION TAKE PLACE?

A. If approved, the proposed Reorganization is currently expected to be completed on or about April 14, 2025.

Q14. CAN THE PROXY STATEMENT BE VIEWED ONLINE?

A. Yes. The proxy statement can be viewed at www.prudential.com/variableinsuranceportfolios.

Q15. WHAT IF I HAVE QUESTIONS ON THE PROPOSED REORGANIZATION?

A. If you require assistance or have any questions regarding the proxy statement, please call 1-888-778-2888 between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time, Monday-Friday.

Q16. WILL SHAREHOLDERS BE ALLOWED TO TRANSFER OUT OF THE TARGET PORTFOLIO WITHOUT PENALTY AND WITHOUT BEING REQUIRED TO USE ONE OF THEIR ALLOTTED TRANSFERS?

A. Yes. Contract owners will be allowed one free transfer out of the Target Portfolio without penalty during the period within 60 days of the effective date of the Reorganization (i.e., from 60 days before to 60 days after the effective date of the Reorganization). Such transfer will not count towards a contract owner's allotted transfers.

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PSF MID-CAP GROWTH PORTFOLIO,
A SERIES OF THE PRUDENTIAL SERIES FUND

655 Broad Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 25, 2025

To the Shareholders of the PSF Mid-Cap Growth Portfolio, a series of The Prudential Series Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the PSF Mid-Cap Growth Portfolio (the "Target Portfolio"), a series of The Prudential Series Fund (the "Trust"), will be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, on March 25, 2025 at 10:00 a.m. Eastern Time.

The purposes of the Meeting are as follows:

I.  To approve a Plan of Reorganization of the Trust with respect to the Target Portfolio and the PSF PGIM Jennison Growth Portfolio (the "Acquiring Portfolio"), each a series of the Trust, (the "Plan") regarding the proposed reorganization of the Target Portfolio into the Acquiring Portfolio").

II.  To transact such other business as may properly come before the Meeting or any adjournment thereof.

As described in more detail below, the Plan provides for the transfer of all of the Target Portfolio's assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities, and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Acquiring Portfolio Shares"). The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. As a result of such transaction, the Target Portfolio will be completely liquidated, and contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by shareholders of the Target Portfolio will constitute a vote in favor of the liquidation of the Target Portfolio and the termination of the Target Portfolio as a separate series of the Trust. The Board of Trustees of the Trust (the "Board") unanimously recommends that you vote in favor of the proposal.

A copy of the form of Plan is attached as Exhibit A to the Prospectus/Proxy Statement.

The acquisition of all of the assets of the Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio's assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio, which will distribute such shares to its shareholders, is referred to herein as the "Reorganization." If shareholders of the Target Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the Acquiring Portfolio and the Target Portfolio will liquidate. If shareholders do not approve the Reorganization, the Reorganization will not take place.

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this notice. The Board has fixed the close of business on January 3, 2025 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, or any adjournment thereof, and only holders of record of shares of the Target Portfolio at the close of business on that date are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Each full share of the Target Portfolio is entitled to one vote on the proposal, and each fractional share of the Target Portfolio is entitled to a corresponding fractional vote on the proposal.

You are cordially invited to attend the Meeting. If you do not expect to attend the Meeting, you are requested to complete, date and sign the enclosed voting instruction card relating to the Meeting and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone or over the Internet, as described in the Prospectus/Proxy Statement attached to this notice. The enclosed voting instruction card is being solicited on behalf of the Board.

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE BY CALLING 1-800-690-6903 AND FOLLOWING THE INSTRUCTIONS. YOU MAY ALSO VOTE OVER THE INTERNET AT WWW.PROXYVOTE.COM. YOU MAY REVOKE YOUR VOTING INSTRUCTIONS AT ANY TIME PRIOR TO THE MEETING.

By order of the Board of Trustees of The Prudential Series Fund.

Andrew French
Secretary
Prudential Series Fund

THE PRUDENTIAL SERIES FUND

PROXY STATEMENT
for
PSF MID-CAP GROWTH PORTFOLIO,
A SERIES OF THE PRUDENTIAL SERIES FUND
and
PROSPECTUS
for
PSF PGIM JENNISON GROWTH PORTFOLIO,
A SERIES OF THE PRUDENTIAL SERIES FUND

Dated February 14, 2025

655 Broad Street
Newark, New Jersey 07102
Telephone 888-778-2888

Reorganization of the PSF Mid-Cap Growth Portfolio
into the PSF PGIM Jennison Growth Portfolio

This Prospectus/Proxy Statement is furnished in connection with a Special Meeting of Shareholders (the "Meeting") of the PSF Mid-Cap Growth Portfolio (the "Target Portfolio"), a series of The Prudential Series Fund (the "Trust"). At the Meeting, you will be asked to consider and approve a Plan of Reorganization of the Trust (the "Plan") that provides for the reorganization of the Target Portfolio into the PSF PGIM Jennison Growth Portfolio (the "Acquiring Portfolio," and together with the Target Portfolio, the "Portfolios"), a separate series of the Trust.

As described in more detail below, the Plan provides for the transfer of all of the Target Portfolio's assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Acquiring Portfolio Shares"). The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. As a result of such transaction, the Target Portfolio will be completely liquidated, and contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by shareholders of the Target Portfolio will constitute a vote in favor of the liquidation of the Target Portfolio and the termination of the Target Portfolio as a separate series of the Trust.

The acquisition of all of the assets of the Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio's assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio, which will distribute such shares to its shareholders, is referred to herein as the "Reorganization." If shareholders of the Target Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the Acquiring Portfolio and the Target Portfolio will liquidate.

The Meeting will be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, on March 25, 2025, at 10:00 a.m. Eastern Time. The Board of Trustees of the Trust (the "Board") is soliciting these voting instructions on behalf of the Target Portfolio and has fixed the close of business on January 3, 2025 (the "Record Date"), as the record date for determining shareholders of the Target Portfolio entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Only holders of record of shares of the Target Portfolio at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. This Prospectus/Proxy Statement is first being sent to contract owners on or about February 17, 2025.

The investment objectives of the Target Portfolio and the Acquiring Portfolio are listed below:

Target Portfolio Name	Investment Objective
PSF Mid-Cap Growth Portfolio	The investment objective of the Portfolio is long-term capital appreciation.
Acquiring Portfolio Name	Investment Objective
PSF PGIM Jennison Growth Portfolio	The investment objective of the Portfolio is long-term growth of capital.

The Target Portfolio and the Acquiring Portfolio serve as underlying mutual funds for variable annuity contracts and variable life insurance policies (each, a "Contract," and collectively, the "Contracts") issued by life insurance companies (each, a "Participating Life Insurance Company," and collectively, the "Participating Insurance Companies"). Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the Target Portfolio through the Contracts and should consider themselves shareholders of the Target Portfolio for purposes of this Prospectus/Proxy Statement. Each Participating Insurance Company is required to offer Contract owners the opportunity to instruct it, as owner of record of shares held in the Target Portfolio by its separate or general accounts, how it should vote on the Plan at the Meeting and at any adjournments thereof.

This Prospectus/Proxy Statement gives the information about the Reorganization and the issuance of the Acquiring Portfolio Shares that you should know before investing or voting on the Plan. You should read it carefully and retain it for future reference. A copy of this Prospectus/Proxy Statement is available on the internet at www.prudential.com/variableinsuranceportfolios. The following documents containing additional information about the Portfolios have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated by reference into this Prospectus/Proxy Statement:

•  The Statement of Additional Information ("SAI"), dated February 14, 2025 relating to this Prospectus/Proxy Statement, under file number 333-284203;

•  The Prospectus and Statement of Additional Information, as supplemented, dated May 1, 2024 for the Trust on behalf of each Portfolio, dated May 1, 2024, as supplemented and amended to date, under file number 002-80896;

•  The audited financial statements contained in the annual report of the Portfolios, dated December 31, 2023, under file number 811-03623; and

•  The unaudited financial statements contained in the Form N-CSRS of the Portfolios, dated June 30, 2024, under file number 811-03623.

You may request a free copy of this Prospectus/Proxy Statement, the Statement of Additional Information relating to this Prospectus/Proxy Statement, and the Prospectus and Statement of Additional Information of the Trust with respect to the Portfolios, or other documents relating to the Trust and the Portfolios without charge by calling 1-800-346-3778 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102. The SEC maintains a website (www.sec.gov) that contains this Prospectus/Proxy Statement, reports, and other information relating to the Trust and the Portfolios that have been filed with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

PROSPECTUS/PROXY STATEMENT
TABLE OF CONTENTS

Page
4	Summary
8	Information About the Reorganization
12	Comparison of Target Portfolio, Acquiring Portfolio and Combined Portfolio
21	Management of the Target Portfolio, the Acquiring Portfolio, and the Combined Portfolio
24	Voting Information
26	Additional Information About the Target Portfolio and the Acquiring Portfolio
26	Principal Holders of Shares
29	Financial Highlights

SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the form of Plan (Exhibit A) and the additional information regarding the Acquiring Portfolio set forth in Exhibit B.

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the Target Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the Target Portfolio into the Acquiring Portfolio, resulting in a single mutual fund.

As further explained in "Management of the Target Portfolio and the Acquiring Portfolio," PGIM Investments ("the "Manager") serves as investment manager to the Target Portfolio and the Acquiring Portfolio. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio."

The Target Portfolio and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The Target Portfolio and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
PSF Mid-Cap Growth Portfolio	J.P. Morgan Investment Management Inc. ("J.P. Morgan")
PSF PGIM Jennison Growth Portfolio	Jennison Associates LLC ("Jennison")
Combined Portfolio	Jennison

The Reorganization is not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the Target Portfolio immediately prior to the Reorganization.

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the Target Portfolio and the Acquiring Portfolio are substantially similar. The investment objective of the Target Portfolio is long-term capital appreciation. The investment objective of the Acquiring Portfolio is long-term growth of capital. The investment objectives of the Target Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have similar principal investment strategies. Both the Target Portfolio and the Acquiring Portfolio invest primarily in equity securities through a growth-oriented investment style. While the Target Portfolio normally invests at least 80% of its assets in securities of medium-sized US companies, the Acquiring Portfolio normally invests at least 65% of its assets in securities of companies that exceed $1 billion in market capitalization at the time of investment. The Acquiring Portfolio may also invest in debt securities and mortgage-related securities and up to 30% of its portfolio in foreign equity and equity-related securities. As of August 31, 2024, the Target Portfolio and the Acquiring Portfolio invested approximately 97% and 99%, respectively, in equities, and approximately 0% in fixed income investments, with each Portfolio investing the remainder in currency-related investments.

As a result of the Reorganization, shareholders of the Target Portfolio will continue to benefit from significant exposure to US growth equities as shareholders of the Combined Portfolio. However, such exposure will be primarily to large-capitalization companies rather than mid-capitalization companies. While the Acquiring Portfolio does have a more aggressive risk profile relative to its peers, large-capitalization securities typically tend to have lower risk than mid-capitalization securities.

Principal Risks of the Portfolios

The principal risks associated with the Target Portfolio and the Combined Portfolio are substantially similar, but there are differences. Both Portfolios are subject to economic and market events risk, equity securities risk, expense risk, investment style risk, liquidity and valuation risk, market and management risk, and regulatory risk. In addition, the Target Portfolio, but not the Combined Portfolio, is subject to leverage risk and mid-sized company risk. The Combined Portfolio, but not the Target Portfolio, is subject to fixed income securities risk, foreign investment risk, high yield risk, large company risk and US Government securities risk. Detailed descriptions of the principal risks associated with the Target Portfolio, the Acquiring Portfolio, and the Combined Portfolio are set forth in this Prospectus/Proxy Statement under the caption "Comparison of the Target Portfolio, the Acquiring Portfolio and the Combined Portfolio—Principal Risks of the Portfolios."

There is no guarantee that shares of the Combined Portfolio will not lose value. This means that the value of the Combined Portfolio's investments, and therefore, the value of the Combined Portfolio's shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The current contractual investment management fee rate for the Acquiring Portfolio is identical to the Target Portfolio. The contractual investment management fee rate for the Combined Portfolio is expected to be identical to the Target Portfolio after the Reorganization is completed. Contractual investment management fees are the management fees payable to the Manager and do not reflect any waivers or reimbursements.

Assuming completion of the Reorganization on December 31, 2023, based on assets under management for each of the Portfolios on that date, the pro forma annualized total operating expense ratio (gross and net) of the Combined Portfolio is lower than the annualized total operating expense ratio (gross and net) of the Target Portfolio. This means that the Target Portfolio shareholders will benefit from reduced total expenses as a result of the Reorganization.

The following tables describe the fees and expenses that owners of the Contracts may pay if they invest in the Target Portfolio or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees^
(fees paid directly from your investment)

	Target Portfolio	Acquiring Portfolio	Combined Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

^  Charges and expenses of the Contract will not change as a result of the Reorganization.

*  Because shares of both the Target Portfolio and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (as of December 31, 2023)
(expenses that are deducted from Portfolio assets)

	Target Portfolio (Class I)		Acquiring Portfolio (Class I)	Combined Portfolio (Pro Forma Surviving) (Class I)
Management Fees	0.60%		0.60%	0.60%
Distribution and/or Service Fees (12b-1 Fees)	0.00%		0.00%	0.00%
Administration Fees	0.00%		0.00%	0.00%
Other Expenses	0.06%		0.02%	0.02%
Acquired Fund Fees & Expenses	0.00%		0.00%	0.00%
Total Annual Portfolio Operating Expenses	0.66%		0.62%	0.62%
Fee Waiver and/or Expense Reimbursement	(0.01	)%(1)	N/A	(0.02	)%(2)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.65%		0.62%	0.60%

(1)  The Manager has contractually agreed to waive 0.013% of its management fee through June 30, 2025. This arrangement may not be terminated or modified without the prior approval of the Trust's Board.

(2)  Subject to shareholder approval of the Merger, the Manager will contractually agree to waive 0.015% of its management fee through June 30, 2026. This arrangement may not be terminated or modified without the prior approval of the Trust's Board.

	Target Portfolio (Class II)		Acquiring Portfolio (Class II)	Combined Portfolio (Pro Forma Surviving) (Class II)
Management Fees	0.60%		0.60%	0.60%
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%	0.25%
Administration Fees	0.15%		0.15%	0.15%
Other Expenses	0.06%		0.02%	0.02%
Acquired Fund Fees & Expenses	0.00%		0.00%	0.00%
Total Annual Portfolio Operating Expenses	1.06%		1.02%	1.02%
Fee Waiver and/or Expense Reimbursement	(0.01	)%(1)	N/A	(0.02	)%(2)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%		1.02%	1.00%

(1)  The Manager has contractually agreed to waive 0.013% of its management fee through June 30, 2025. This arrangement may not be terminated or modified without the prior approval of the Trust's Board.

(2)  Subject to shareholder approval of the Merger, the Manager will contractually agree to waive 0.015% of its management fee through June 30, 2026. This arrangement may not be terminated or modified without the prior approval of the Trust's Board.

	Target Portfolio (Class III)		Acquiring Portfolio (Class III)	Combined Portfolio (Pro Forma Surviving) (Class III)
Management Fees	0.60%		0.60%	0.60%
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%	0.25%
Administration Fees	0.00%		0.00%	0.00%
Other Expenses	0.06%		0.02%	0.02%
Acquired Fund Fees & Expenses	0.00%		0.00%	0.00%
Total Annual Portfolio Operating Expenses	0.91%		0.87%	0.87%
Fee Waiver and/or Expense Reimbursement	(0.01	)%(1)	N/A	(0.02	)%(2)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%		0.87%	0.85%

(1)  The Manager has contractually agreed to waive 0.013% of its management fee through June 30, 2025. This arrangement may not be terminated or modified without the prior approval of the Trust's Board.

(2)  Subject to shareholder approval of the Merger, the Manager will contractually agree to waive 0.015% of its management fee through June 30, 2026. This arrangement may not be terminated or modified without the prior approval of the Trust's Board.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and include the contractual expense cap only for the one-year period for the Target Portfolio, the Acquiring Portfolio and the Combined Portfolio (Pro Forma Surviving), as applicable. These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Portfolio (Class I)(1)	$66	$210	$367	$822
Acquiring Portfolio (Class I)(1)	$63	$199	$346	$774
Combined Portfolio (Class I) (Pro Forma Surviving)(1)	$61	$197	$344	$772

(1)  Based on total annual operating expense ratios reflected in the table above entitled "Annual Portfolio Operating Expenses (as of December 31, 2023).

	One Year	Three Years	Five Years	Ten Years
Target Portfolio (Class II)(1)	$107	$336	$584	$1,293
Acquiring Portfolio (Class II)(1)	$104	$325	$563	$1,248
Combined Portfolio (Class II) (Pro Forma Surviving)(1)	$102	$323	$561	$1,246

(1)  Based on total annual operating expense ratios reflected in the table above entitled "Annual Portfolio Operating Expenses (as of December 31, 2023)."

	One Year	Three Years	Five Years	Ten Years
Target Portfolio (Class III)(1)	$92	$289	$503	$1,119
Acquiring Portfolio (Class III)(1)	$89	$278	$482	$1,073
Combined Portfolio (Class III) (Pro Forma Surviving)(1)	$87	$276	$480	$1,071

(1)  Based on total annual operating expense ratios reflected in the table above entitled "Annual Portfolio Operating Expenses (as of December 31, 2023)."

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio's performance. During the most recent fiscal year ended December 31, 2023, the Target Portfolio's turnover rate was 49% of the average value of its portfolio, and the Acquiring Portfolio's turnover rate was 32% of the average value of its portfolio.

Reorganization Details and Reasons for the Reorganization

As a result of the Reorganization, you will cease to be a beneficial shareholder of the Target Portfolio and will become a beneficial shareholder of the Acquiring Portfolio. The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio's shares that are outstanding immediately prior to the Reorganization. As a result of such transaction, the Target Portfolio will be completely liquidated, and shareholders thereof will own shares of the Acquiring Portfolio having an aggregate net asset value equal to the shares of the Target Portfolio held by that shareholder as of the close of regular trading on the New York Stock Exchange on the closing date of the Reorganization.

Both the Target Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by Participating Insurance Companies. Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

Based on the factors set forth in the "Information About the Reorganization—Board Considerations" section, the Board has determined that the Reorganization is in the best interests of the shareholders of each of the Portfolios and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board, on behalf of the Target Portfolio and the Acquiring Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATION

This section describes the Reorganization of the Target Portfolio and the Acquiring Portfolio. This section is only a summary of the Plan. You should read the actual form of the Plan attached as Exhibit A.

Board Considerations

On November 19-20, 2024, the Board met to evaluate and consider the proposed Reorganization of the Target Portfolio, a series of the Trust, into the Acquiring Portfolio, also a series of the Trust. In connection with its consideration of whether to approve the Reorganization, the Board was provided with, among other information, presentations by management regarding the proposed Reorganization and information related to the Target Portfolio, the Acquiring Portfolio and the Combined Portfolio. As part of their review process, the Trustees who are not interested persons of the Trust (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Independent Trustees") were represented by independent legal counsel. The Independent Trustees were provided with information both in writing and during oral presentations made at that meeting, including, among other matters, historical and projected asset flows, historical performance information, historical fee and expense information, and the projected fee and expense information of the Combined Portfolio following the Reorganization.

The Board, in reaching its decision to approve the Reorganization, considered a number of factors, including, but not limited to, the following:

•  The Portfolios have substantially similar investment objectives and similar principal investment strategies and principal risks. The Target Portfolio seeks long-term capital appreciation and the Acquiring Portfolio seeks long-term growth of capital. Both the Target Portfolio and the Acquiring Portfolio invest primarily in equity securities through a growth-oriented investment style;

•  The Combined Portfolio will be larger than the Target Portfolio with an estimated $4 billion based on net assets as of August 31, 2024, which will improve overall economies of scale;

•  The Acquiring Portfolio has outperformed the Target Portfolio for the one-, five-, and ten-year periods ended December 31, 2023 and August 31, 2024;

•  Assuming the Reorganization had been in effect for the one-year period ended December 31, 2023, the pro forma total gross and net operating expense ratios for the Combined Portfolio are lower than the total gross and net operating expense ratios, respectively, for the Target Portfolio and the Acquiring Portfolio;

•  The annualized estimated Target Portfolio shareholder savings from the Reorganization will be approximately $194,000, based on portfolio assets for a one-year period, based on current assets as of August 31, 2024;

•  The Portfolios currently have the same investment manager, although the Board noted that the Target Portfolio has a different subadviser than the Acquiring Portfolio;

•  The Target Portfolio and the Acquiring Portfolio each utilize the same custodian, distributor, Fund counsel, and independent public accounting firm, and that those would remain the same immediately after the Reorganization; and

•  The Reorganization is not expected to be a taxable event for U.S. federal income tax purposes for Contract owners.

For the foregoing reasons, the Board determined that the Reorganization would be in the best interests of the Target Portfolio and Acquiring Portfolio and that the interests of the Target Portfolio's and Acquiring Portfolio's Contract owners and shareholders would not be diluted as a result of the Reorganization. The Board, including a majority of the Independent Trustees, voted to approve the Reorganization and recommends that you vote "FOR" the Reorganization.

Closing of the Reorganization

If shareholders of the Target Portfolio approve the Plan, the Reorganization will take place after various conditions are satisfied by the Trust on behalf of the Target Portfolio and the Acquiring Portfolio. The Trust will determine a specific date for the actual Reorganization to take place, which is presently expected to occur on or about April 14, 2025. This is called the "Closing Date." If the shareholders of the Target Portfolio do not approve the Plan, the Reorganization will not take place, and the Board will consider alternative courses of actions, as described above.

If the shareholders of the Target Portfolio approve the Plan, the Target Portfolio will deliver to the Acquiring Portfolio all of its assets on the Closing Date, the Acquiring Portfolio will assume all of the liabilities of the Target Portfolio on the Closing Date, and the Acquiring Portfolio will issue Acquiring Portfolio Shares to the Target Portfolio. The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the Reorganization. The Target Portfolio will then distribute the Acquiring Portfolio Shares to its shareholders and liquidate. The Participating Insurance Companies will then make a conforming exchange of units between the applicable sub-accounts in their separate accounts. As a result, shareholders of the Target Portfolio will beneficially own shares of the Acquiring Portfolio that, as of the date of the exchange, have an aggregate value equal to the dollar value of the assets delivered to the Acquiring Portfolio by the Target Portfolio. The stock transfer books of the Target Portfolio will be permanently closed on the Closing Date. Requests to transfer or redeem assets from the Target Portfolio may be submitted at any time before the close of regular trading on the New York Stock Exchange on the Closing Date, and requests that are received in proper form prior to that time will be effected prior to the closing.

To the extent permitted by law, the Trust may amend the Plan without shareholder approval. The Trust may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval by shareholders of the Target Portfolio.

Expenses of the Reorganization

All costs incurred in entering into and carrying out the terms and conditions of the Reorganization, other than transaction costs, regardless of whether approved by shareholders, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of this Prospectus/Proxy Statement and related materials, will be paid by the Manager or its affiliates, not the Target Portfolio or the Acquiring Portfolio. The estimated expenses for this Prospectus/Proxy Statement, including printing and mailing, the shareholder meeting, any proxy solicitation expenses, prospectus updates and proxy solicitation is $165,000.

The Manager expects that approximately 6.7% of the Target Portfolio's holdings (less than 1% of the Combined Portfolio's net assets) will be retained and transferred in kind to the Acquiring Portfolio in connection with the Reorganization. It is anticipated that, in advance of the Reorganization, the remaining 93.3% of the Target Portfolio's holdings will be sold and the proceeds invested in securities that the Acquiring Portfolio wishes to hold. Prior to the Reorganization, the Manager may use a transition manager to assist in the transition of the Target Portfolio. The Target Portfolio will bear the transaction costs related to the Reorganization, which typically include, but are not limited to, trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable. The Manager currently estimates such transaction costs, including costs associated with the use of a transition manager, to be approximately $62,000 (0.015% of the Target Portfolio's net assets).

Certain U.S. Federal Income Tax Considerations

For U.S. federal income tax purposes, each Portfolio is treated as a partnership that is not a "publicly traded partnership" as defined in Section 7704 of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio were not to qualify for such treatment, it could be subject to U.S. federal income tax at the Portfolio level, which may reduce the value of an investment therein. As a result of a Portfolio's treatment as a partnership that is not a publicly traded partnership, it is generally not itself subject to U.S. federal income tax. Instead, a Portfolio's income, gains, losses, deductions, credits and other tax items are "passed through" pro rata directly to the Participating Insurance Companies and retain the same character for U.S. federal income tax purposes (without regard as to whether such corresponding amounts are actually distributed from a Portfolio). Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the U.S. Treasury regulations promulgated thereunder on separate accounts of insurance companies as a condition of maintaining the favorable tax status of the Contracts issued by separate accounts of Participating Insurance Companies. If a Portfolio does not meet such diversification requirements, the Contracts could lose their favorable tax treatment, and thus income and gain allocable to the Contracts could be currently taxable to shareholders of the Portfolio. This could also occur if Contract holders are found to have an impermissible level of control over the investments underlying their Contracts.

Contract owners should consult the applicable prospectus or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of an investment in one of the Portfolios, including the application of U.S. federal, state and local and non-U.S. taxes.

The Reorganization may entail various consequences, which are discussed below under the caption "U.S. Federal Income Tax Consequences of the Reorganization."

U.S. Federal Income Tax Consequences of the Reorganization

The following discussion is applicable to the Reorganization. The Reorganization is expected to be treated as a "partnership merger" under Section 708 of the Code and the U.S. Treasury regulations promulgated thereunder. Very generally, pursuant to the partnership merger rules, for U.S. federal income tax purposes, (i) the Combined Portfolio is treated as a continuation of the Portfolio that has the greater net asset value on the Closing Date (the "Continuing Portfolio") and the other Portfolio is treated as terminating (the "Terminating Portfolio"), and (ii) the Terminating Portfolio is treated as contributing all of its assets and liabilities to the Continuing Portfolio in exchange for equity interests of the Continuing Portfolio and immediately thereafter distributing the Continuing Portfolio interests to its shareholders in liquidation of the Terminating Portfolio. Which one of the Portfolios will be treated as the Terminating Portfolio and the Continuing Portfolio for U.S. federal income tax purposes depends on the relative size of each Portfolio at the time of the Reorganization and thus cannot be determined prior to the Reorganization. If the Reorganization had occurred on August 31, 2024, the Target Portfolio would have been treated as the Terminating Portfolio and Acquiring Portfolio would have been treated as the Continuing Portfolio for U.S. federal income tax purposes.

The Reorganization is not expected to be a taxable event for U.S. federal income tax purposes for Contract owners. In addition, assuming the Contracts qualify for U.S. federal tax-deferred treatment applicable to certain variable insurance products, Contract owners generally should not have any reportable gain or loss for U.S. federal income tax purposes even if the Reorganization was a taxable transaction. It is a condition to each Portfolio's obligation to complete its Reorganization that the Portfolios will have received an opinion from Ropes & Gray LLP, counsel to the Portfolios, based upon representations made by the Trust on behalf of the Target Portfolio and the Acquiring Portfolio, existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, and certain assumptions, and subject to certain qualifications, substantially to the effect that:

1.  Under Section 723 of the Code, the Continuing Portfolio's tax basis in the assets of the Terminating Portfolio transferred to the Continuing Portfolio in the Reorganization should be the same as the Terminating Portfolio's tax basis in such assets immediately prior to the Reorganization (except and to the extent provided in Section 704(c)(1)(C) of the Code with respect to contributions of "built in loss" property); and

2.  Under Section 1223(2) of the Code, the Continuing Portfolio's holding periods in the assets received from the Terminating Portfolio in the Reorganization should include the Terminating Portfolio's holding periods in such assets.

An opinion of counsel is not binding on the U.S. Internal Revenue Service or the courts. Shareholders of the Target Portfolio should consult their tax advisors regarding the tax consequences of the Reorganization to them in light of their individual circumstances.

A Contract owner should consult the prospectus for his or her Contract on the tax consequences of owning the Contract. Contract owners should also consult their tax advisors as to state, local and non-U.S. tax consequences, if any, of the Reorganization, because this discussion only relates to U.S. federal income tax consequences.

Characteristics of Acquiring Portfolio Shares

The Acquiring Portfolio Shares to be distributed to Target Portfolio shareholders will have substantially identical legal characteristics as shares of beneficial interest of the Target Portfolio with respect to such matters as voting rights, accessibility, conversion rights, and transferability.

The Target Portfolio and the Acquiring Portfolio are each organized as a series of the Trust. There are no material differences between the rights of shareholders of the Portfolios.

COMPARISON OF THE TARGET PORTFOLIO, THE ACQUIRING PORTFOLIO, AND THE COMBINED PORTFOLIO

Additional information regarding the Acquiring Portfolio's investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio Shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the Target Portfolio and the Acquiring Portfolio are substantially similar. The investment objective of the Target Portfolio is long-term capital appreciation. The investment objective of the Acquiring Portfolio long-term growth of capital. The investment objectives of the Target Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have similar principal investment strategies. Both the Target Portfolio and the Acquiring Portfolio invest primarily in equity securities through a growth-oriented investment style. The Target Portfolio normally invests at least 80% of its assets in securities of medium-sized US companies, while the Acquiring Portfolio normally invests at least 65% of its assets in securities of companies that exceed $1 billion in market capitalization at the time of investment. The Acquiring Portfolio may also invest in debt securities and mortgage-related securities and up to 30% of its portfolio in foreign equity and equity-related securities. As of August 31, 2024, the Target Portfolio and the Acquiring Portfolio invested approximately 97% and 99%, respectively, in equities, and approximately 0% in fixed income investments, with each Portfolio investing the remainder in currency-related investments.

As a result of the Reorganization, shareholders of the Target Portfolio will continue to benefit from significant exposure to US growth equity as shareholders of the Combined Portfolio. However, such exposure will be primarily to large-capitalization companies rather than mid-capitalization companies. While the Acquiring Portfolio does have a more aggressive risk profile relative to its peers, large-capitalization securities typically tend to have lower risk than mid-capitalization securities.

As of the effective date of the Reorganization, the Combined Portfolio will be managed by the Acquiring Portfolio's subadviser (Jennison) according to the investment objective and principal investment strategies of the Acquiring Portfolio. It is not expected that the Acquiring Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Target Portfolio.

	Target Portfolio	Acquiring Portfolio and Combined Portfolio
Investment Objective:	The investment objective of the Target Portfolio is long-term capital appreciation.	The investment objective of the Acquiring Portfolio and the Combined Portfolio is long-term growth of capital.
Principal Investment Strategies:

In pursuing its investment objective, the Target Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities of medium-sized US companies, including common stocks and debt securities and preferred stocks that are convertible to common stocks. The Target Portfolio invests primarily in common stocks of medium-sized US companies which the subadviser, J.P. Morgan Investment Management, Inc., believes are

The Acquiring Portfolio and the Combined Portfolio normally invests at least 65% of its total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that the subadviser believes have above-average growth prospects.
The Acquiring Portfolio and the Combined Portfolio's subadviser, Jennison Associates LLC, believes that growth in earnings and cash flows drives share prices over the long

Target Portfolio	Acquiring Portfolio and Combined Portfolio
capable of achieving sustained growth. Medium-sized US companies are companies with market capitalizations similar to those within the universe of the Russell® Midcap Growth Index (measured at the time of purchase).
The Target Portfolio may invest in derivatives as substitutes for securities in which the Portfolio can invest. To the extent the Target Portfolio uses derivatives, the Target Portfolio will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions. In managing the Target Portfolio, the subadviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Target Portfolio include those with leading competitive positions that can achieve sustainable growth.	term; that excess returns are generated by investing in market-leading companies that create economic value through long-duration competitive advantages; and that a deeply researched understanding of company and industry fundamentals leads to successful stock selection. The subadviser looks for companies with unique business models that build sustainable competitive advantages; catalysts that drive growth rates well above that of the market; superior financial characteristics; and attractive long-term valuations. The subadviser seeks to capture acceleration or duration of growth that is not fully reflected in a stock's price.
Given the subadviser's selection criteria and proclivity for fast growing companies, the Portfolio may at times have a more aggressive risk profile than peer funds, depending on market conditions. In addition to common stocks and preferred stocks, the subadviser may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody's or BBB by S&P or Fitch (or if unrated, of comparable quality in the subadviser's judgment). The Acquiring Portfolio and the Combined Portfolio and may also invest in obligations issued or guaranteed by the US Government, its agencies and instrumentalities.
Up to 30% of the Acquiring Portfolio and the Combined Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, the subadviser does not consider ADRs and similar receipts or shares traded in US markets as foreign securities.

Principal Risks of the Portfolios

The table below compares the principal risks of investing in the Portfolios. A shareholder should refer to the prospectus of the relevant Portfolio for that Portfolio's full risk profile because the principal risks table below cannot alone be used fully to determine the risk profile of a Portfolio. All investments have risks to some degree, and it is possible that you could lose money by investing in each of the Portfolios. An investment in the Target Portfolio involves similar risks as an investment in the Acquiring Portfolio or the Combined Portfolio, as noted below. An investment in each of the Portfolios is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each of the Portfolios makes every effort to achieve its objective, it can't guarantee success. To the extent the Portfolio invests in underlying investment companies or other underlying portfolios, the Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by underlying portfolios in which the Portfolio invests.

Principal Risks	Target Portfolio	Acquiring Portfolio and Combined Portfolio

Economic and Market Events Risk. Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio's Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions; investor sentiment and market perceptions; unexpected changes in the prices of key commodities; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.

	Yes	Yes

Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer's financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.

	Yes	Yes

Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the "Annual Portfolio Operating Expenses" table above for a variety of reasons, including, for example, if the Portfolio's average net assets decrease.

	Yes	Yes

Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio's investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio's investment in fixed income securities will go down in value. In recent years, the Federal Open Market Committee (FOMC) began implementing increases to the federal funds interest rate and there may be further rate increases. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Changes in interest rates may also affect the liquidity of the Portfolio's investments in fixed income securities.

	No	Yes

Principal Risks	Target Portfolio	Acquiring Portfolio and Combined Portfolio

Foreign Investment Risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts. Foreign investment risk includes the risk that: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting and tax standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.

	No	Yes

High Yield Risk. Investments in fixed income instruments rated below investment grade and unrated instruments of similar credit quality (i.e., "high yield securities" or "junk bonds") may be more sensitive to interest rate, credit, call, and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics. An economic downturn generally leads to a higher non-payment rate, and a high yield investment may lose significant value before a default occurs.

	No	Yes

Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.

	Yes	Yes

Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

	No	Yes

Leverage Risk. Borrowings, certain derivatives and other trading strategies can create leverage (i.e., a Portfolio's investment exposures exceed its net asset value), which may amplify the Portfolio's gains and losses and cause the Portfolio to be more volatile and riskier than if it had not been leveraged.

	Yes	No

Principal Risks	Target Portfolio	Acquiring Portfolio and Combined Portfolio

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio's net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.

	Yes	Yes

Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio's investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

	Yes	Yes

Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio's ability to sell the securities.

	Yes	No

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the SEC). Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector, or market.

	Yes	Yes

US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or a downgrade in the credit quality rating of, the US Government, and may not be backed by the full faith and credit of the US Government.

	No	Yes

Analysis of the Fundamental Investment Policies of the Portfolios:

The Target Portfolio, the Acquiring Portfolio, and the Combined Portfolio have the same fundamental investment policies. Fundamental investment policies may not be changed without a majority vote of shareholders as required by the 1940 Act.

Target Portfolio, Acquiring Portfolio, and Combined Portfolio
Under its fundamental investment restrictions, each Portfolio may not:

1. Buy or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Portfolios may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner. None of the Portfolios will buy or sell commodities or commodity contracts, except that a Portfolio may, consistent with its investment style, purchase and sell financial futures contracts and options thereon. For purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.

2. Purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by a Portfolio of initial or maintenance margin in connection with otherwise permissible futures or options is not considered the purchase of a security on margin. None of the Portfolios will issue senior securities, borrow money or pledge assets, except as permitted by the 1940 Act and rules thereunder, or by exemptive order, SEC release, no-action letter, or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed-delivery basis, reverse repurchase agreements, short sales, derivative and hedging transactions and collateral arrangements with respect thereto, and obligations of the Trust to Trustees pursuant to deferred compensation agreements are not deemed to be a pledge of assets or the issuance of a senior security.

3. Make loans, except through loans of assets of a Portfolio, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations. Provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan.

4. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

5. Purchase securities of a company in any industry if, as a result of the purchase, a Portfolio's holdings of securities issued by companies in that industry would exceed 25% of the value of the Portfolio, except that this restriction does not apply to purchases of obligations issued or guaranteed by the US Government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the 1940 Act), US branches of foreign banks that are subject to the same regulations as US banks and foreign branches of domestic banks (as permitted by the SEC). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

Performance of the Target Portfolio

A number of factors, including risk, can affect how the Target Portfolio performs. The information below provides some indication of the risks of investing in the Target Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Target Portfolio and an additional index that represents the market sectors in which the Target Portfolio primarily invests. Past performance does not mean that the Target Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Note: The PSF Mid-Cap Growth Portfolio changed its subadviser and changed its investment policies and strategy effective January 28, 2019. The performance figures prior to January 28, 2019 for the Portfolio reflect the Portfolio's former investment operations, policies, and strategies prior to this date. Such performance is not representative of the Portfolio's current investment operations, policies, and strategies that took effect as of this date, and the Portfolio's performance after this date could be materially different.

Effective May 1, 2024, the Portfolio's broad-based performance index changed to the S&P 500 Index. The S&P 500 Index is an appropriate broad-based securities market index that represents the overall market applicable to the Portfolio. The Portfolio will retain the Russell Midcap Growth Index as its additional benchmark for performance comparison.

Annual Total Returns (Class I Shares)

BEST QUARTER: 32.28% (2nd Quarter of 2020) WORST QUARTER: -20.69% (2nd Quarter of 2022)

Average Annual Total Returns (as of December 31, 2023)

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION CLASS III (4/26/21)
Target Portfolio (Class I Shares)	23.55%	15.20%	9.83%	N/A
Target Portfolio (Class II Shares)	23.04%	14.74%	9.39%	N/A
Target Portfolio (Class III Shares)	23.24%	N/A	N/A	-2.95%
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%	6.74	%*
Russell MidCap Growth Index (reflects no deduction for fees, expenses or taxes)	25.87%	13.81%	10.57%	-0.38	%*
S&P MidCap 400 Index (former) (reflects no deduction for fees, expenses or taxes)	16.44%	12.62%	9.27%	2.39	%*

*  Since Inception returns for the Indexes are measured from the month-end closest to the inception date.

Average Annual Total Returns (as of August 31, 2024)

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION CLASS III (4/26/21)
Target Portfolio (Class I Shares)	14.39%	11.30%	9.96%	N/A
Target Portfolio (Class II Shares)	13.92%	10.85%	9.51%	N/A
Target Portfolio (Class III Shares)	14.08%	N/A	N/A	-0.44%
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	27.14%	15.92%	12.98%	11.15	%*
Russell MidCap Growth Index (reflects no deduction for fees, expenses or taxes)	19.07%	10.50%	10.61%	2.39	%*
S&P MidCap 400 Index (former) (reflects no deduction for fees, expenses or taxes)	18.75%	12.20%	9.68%	5.50	%*

*  Since Inception returns for the Indexes are measured from the month-end closest to the inception date.

Performance of the Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Acquiring Portfolio and an additional index that represents the market sectors in which the Acquiring Portfolio primarily invests. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Total Returns (Class I Shares)

BEST QUARTER: 35.59% (2nd Quarter of 2020) WORST QUARTER: -25.40% (2nd Quarter of 2022)

Average Annual Total Returns (as of December 31, 2023)

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION CLASS III (4/26/21)
Acquiring Portfolio (Class I Shares)	53.51%	18.27%	14.33%	N/A
Acquiring Portfolio (Class II Shares)	52.89%	17.81%	13.87%	N/A
Acquiring Portfolio (Class III Shares)	53.12%	N/A	N/A	2.13%
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%	6.74	%*
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	42.68%	19.50%	14.86%	6.96	%*

Average Annual Total Returns (as of August 31, 2024)

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION CLASS III (4/26/21)
Acquiring Portfolio (Class I Shares)	32.94%	18.46%	15.60%	N/A
Acquiring Portfolio (Class II Shares)	32.40%	17.98%	15.14%	N/A
Acquiring Portfolio (Class III Shares)	32.61%	N/A	N/A	7.59%
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	27.14%	15.92%	12.98%	11.15	%*
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	30.75%	19.08%	16.03%	11.78	%*

Capitalizations of the Target Portfolio and the Acquiring Portfolio Before and After the Reorganization

The following table sets forth, as of January 31, 2025: (i) the capitalization of the Target Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the pro forma capitalization of the Combined Portfolio as adjusted to give effect to the Reorganization.

Class I	Target Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio, (as Repositioned) (Pro Forma Surviving) (unaudited)
Net assets	$472,076,930	$3,881,228,077			$4,353,305,007
Total shares outstanding	14,011,886	20,261,134	(11,547,504	)(a)	22,725,516
Net asset value per share	$33.69	$191.56			$191.56

(a)  Reflects the change in shares of the Target Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the Target Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the Target Portfolio immediately prior to the Reorganization.

Class II	Target Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio, (as Repositioned) (Pro Forma Surviving) (unaudited)
Net assets	$174,473	$14,061,620			$14,236,093
Total shares outstanding	5,646	78,451	(4,673	)(a)	79,424
Net asset value per share	$30.90	$179.24			$179.24

(a)  Reflects the change in shares of the Target Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the Target Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the Target Portfolio immediately prior to the Reorganization.

Class III	Target Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio, (as Repositioned) (Pro Forma Surviving) (unaudited)
Net assets	$3,393,644	$16,161,315			$19,554,959
Total shares outstanding	101,669	85,170	(83,784	)(a)	103,055
Net asset value per share	$33.38	$189.75			$189.75

(a)  Reflects the change in shares of the Target Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the Target Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the Target Portfolio immediately prior to the Reorganization.

MANAGEMENT OF THE TARGET PORTFOLIO,
THE ACQUIRING PORTFOLIO AND THE COMBINED PORTFOLIO

This section provides more information about: (i) PGIM Investments, (ii) J.P. Morgan as subadviser to the Target Portfolio, and (iii) Jennison as subadviser to the Acquiring Portfolio and Combined Portfolio.

Investment Management Arrangements

The Target Portfolio and the Acquiring Portfolio are managed by PGIM Investments, 655 Broad Street, Newark, NJ 07102.

As of December 31, 2024, PGIM Investments serves as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $311.1 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential"). PGIM Investments has been in the business of providing advisory services since 1996.

The Investment Management Agreement between the Manager and the Trust on behalf of the Target Portfolio and the Acquiring Portfolio (the "Management Agreement"), provide that the Manager will furnish the Target Portfolio and the Acquiring Portfolio with investment advice and administrative services subject to the oversight of the Board and in conformity with the stated principal investment strategies of the Target Portfolio and the Acquiring Portfolio. The Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services to each Portfolio.

The Trust uses a "manager-of-managers" structure. That means that the Manager has engaged the subadvisers to conduct the investment programs of the Target Portfolio and the Acquiring Portfolio, including the purchase, retention and sale of portfolio securities and other financial instruments. The Manager is responsible for monitoring the activities of the subadvisers and reporting on such activities to the Trustees. The Trust has obtained an exemptive order from the SEC that permits the Manager, subject to approval by the Board, to hire or change subadvisers for the Target Portfolio and the Acquiring Portfolio by entering into new subadvisory agreements with affiliated and non-affiliated subadvisers, without obtaining shareholder approval of such changes. This exemptive order (which is similar to exemptive orders granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the subadvisers by the Manager and the Trustees.

If there is more than one subadviser for a Portfolio, the Manager will normally determine the division of the assets for the Portfolio among the applicable subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such subadvisers as the Manager deems appropriate. The Manager may, in its discretion, change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, the Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the subadvisers and the Manager may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the subadvisers and the Manager select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of a Portfolio or that certain subadvisers or the Manager may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a subadviser buys a security as another subadviser or the Manager sells it, the net position of a Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the applicable Portfolio will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets or cash flows. The Manager will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.

A discussion regarding the basis for the Board's approvals of the Management Agreement and the subadvisory agreements are available in the semi-annual reports (for agreements approved during the six-month period ended June 30) and in the annual reports (for agreements approved during the six-month period ended December 31).

Subadvisers of the Target Portfolio and the Acquiring Portfolio. The Target Portfolio is subadvised by J.P. Morgan. The Acquiring Portfolio is subadvised by Jennison. The SAI provides additional information about the portfolio managers responsible for the day-to-day management of each of the Portfolios, the portfolio manager's compensation, other accounts that each portfolio manager manages, and ownership of portfolio securities by each portfolio manager. If the Reorganization is approved, the Combined Portfolio will be subadvised by Jennison.

Descriptions of the subadvisers and the portfolio managers are set forth below:

Target Portfolio

J.P. Morgan. J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2024, J.P. Morgan and its affiliated companies had approximately $3.479 trillion in assets under management worldwide. J.P. Morgan's address is 383 Madison Avenue, New York, NY 10179.

Felise Agranoff and Daniel Bloomgarden of J.P. Morgan are jointly and primarily responsible for the day-to-day management of the Portfolio.

Felise Agranoff, managing director, is a portfolio manager within the US Equity Group. An employee since 2004, Felise is a portfolio manager for the J.P. Morgan Growth Advantage, Mid Cap Growth, Equity Focus and Mid Cap Equity Strategies. As a research analyst for the growth team Felise covered industrials, financials and business services. Felise obtained a B.S. in Finance and Accounting from the McIntire School of Commerce at the University of Virginia. She is a member of the CFA Institute and a CFA charterholder.

Daniel Bloomgarden, managing director, is a portfolio manager and research analyst within the US Equity Group. An employee since 2015, Daniel leads consumer sector coverage for the J.P. Morgan Mid Cap Growth and Small Cap Growth Strategies and is a co-portfolio manager for the Mid Cap Growth and Mid Cap Equity Strategies. Prior to joining the firm, Daniel was a senior analyst at Schroders and AllianceBernstein covering consumer/retail. Daniel also worked at Sigma Capital and at the Merrill Lynch Proprietary Trading Group, focusing on the mid and small cap consumer space. Daniel obtained an M.B.A from the University of Michigan and an undergraduate degree from SUNY Albany. He is a member of the CFA Institute and a CFA charterholder.

Acquiring Portfolio and Combined Portfolio

Jennison. Jennison is organized under the laws of Delaware as single member limited liability company whose sole member is PGIM, Inc., which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2024, Jennison managed in excess of $210 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 55 East 52nd Street, New York, New York 10055.

Michael A. Del Balso, Kathleen A. McCarragher, Blair A. Boyer and Natasha Kuhlkin, CFA are jointly and primarily responsible for the day-to-day management of the Acquiring and Combined Portfolio.

Michael A. Del Balso is a Managing Director, and a large cap growth equity portfolio manager. He joined Jennison in May 1972 as a research analyst and became a portfolio manager in 1999. Prior to joining Jennison, Mr. Del Balso was a vice president and portfolio manager for four years at White, Weld & Company. Mr. Del Balso earned a BS in industrial administration from Yale University and an MBA from Columbia University.

Kathleen A. McCarragher is a Managing Director, the Head of Growth Equity and a large cap growth equity portfolio manager. She joined Jennison in May 1998. Prior to joining Jennison, Ms. McCarragher spent six years with Weiss, Peck & Greer LLC where she was a Managing Director and the Director of Large Cap Growth Equities. Prior to that, Ms. McCarragher spent 10 years with State Street Research & Management. Ms. McCarragher earned a BBA, summa cum laude, in finance and economics from the University of Wisconsin-Eau Claire and an MBA from Harvard Business School.

Blair A. Boyer is a Managing Director, Co-Head of Large Cap Growth Equity and a large cap growth equity portfolio manager. He joined Jennison in March 1993 as an international equity analyst and joined the large cap growth team as a portfolio manager in 2003. Prior to joining Jennison, he managed international equity portfolios at Arnhold and S. Bleichroeder for five years. Prior to that, he was a research analyst and then a senior portfolio manager at Verus Capital. Mr. Boyer earned a BA in economics from Bucknell University and an MBA from The New York University Stern School of Business.

Natasha Kuhlkin, CFA, is a Managing Director and a large cap growth equity portfolio manager. She joined Jennison in May 2004. Prior to joining Jennison, Ms. Kuhlkin was an equity research analyst at Evergreen Investment Management and Palisade Capital Management. Ms. Kuhlkin earned a BS, magna cum laude, in accounting from Binghamton University and she holds the Chartered Financial Analyst (CFA) designation.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest. For each portfolio manager that will be responsible for the day-to-day portfolio management of the Combined Portfolio if the Reorganization is approved, the SAI corresponding to this Prospectus/Proxy Statement contains an explanation of the structure of, and method(s) used by Jennison to determine portfolio manager compensation, as well as an explanation of any material conflicts of interest that may arise between a portfolio manager's management of the Combined Portfolio's investments and investments in other accounts. The SAI of the Trust also contains this information with respect to each portfolio manager primarily responsible for the day-to-day portfolio management of the Target Portfolio and the Acquiring Portfolio.

Portfolio Managers: Other Accounts—Additional Information About the Portfolio Managers—Other Accounts and Share Ownership. The SAI corresponding to this Prospectus/Proxy Statement provides additional information about the compensation for each portfolio manager that is primarily responsible for the day-to-day management of the Combined Portfolio, other accounts managed by those portfolio managers, and ownership of Trust securities by those portfolio managers. The SAI of the Trust also provides this information with respect to each portfolio manager that is primarily responsible for the day-to-day management of the Target Portfolio and the Acquiring Portfolio.

Contractual and Effective Investment Management Fee Rates for the Portfolios

The contractual investment management fee rates for the Target Portfolio, the Acquiring Portfolio, and the Combined Portfolio are set forth below:

The Target Portfolio

0.60% of average daily net assets

The Acquiring Portfolio

0.60% of average daily net assets

The Combined Portfolio

0.60% of average daily net assets

Assuming completion of the Reorganization and based on the assets under management for each of the Portfolios as of December 31, 2023, the effective management fee rate for the Combined Portfolio would be 0.58%. Additionally, as noted earlier, based on the current assets under management for each of the Portfolios as of December 31, 2023, and assuming completion of the Reorganization on that date, the pro forma annualized total gross and net operating expense ratios for the Combined Portfolio are lower than the annualized total gross and net operating expense ratios of the Target Portfolio, respectively. Contractual investment management fees are the management fees payable to the Manager and do not reflect any waivers or reimbursements. Effective investment management fees are the management fees paid to the Manager, taking into account any applicable waiver or reimbursement.

Management Fees

Set forth below are the total effective annualized management fees paid (as a percentage of average net assets) net of waivers by each Portfolio to the Manager during 2023:

Portfolio	Total Effective Annualized Management Fees Paid
Target Portfolio	0.59%
Acquiring Portfolio	0.60%

VOTING INFORMATION

Approval of the Reorganization requires approval by a majority of the outstanding voting securities of the Target Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Target Portfolio's outstanding voting securities is the lesser of (i) 67% of the Target Portfolio's outstanding voting securities represented at a meeting at which more than 50% of the Target Portfolio's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Target Portfolio's outstanding voting securities. Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the Target Portfolio beneficially owned at the close of business on the record date. If sufficient votes to approve the Reorganization are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of voting instructions. Pursuant to the Trust's Agreement and Declaration of Trust, the holders of one-third of the outstanding voting shares present in person or by proxy shall constitute a quorum at any meeting of Trust shareholders.

In accordance with requirements of the SEC, each Participating Insurance Company, as record owner of the shares of the Target Portfolio, will vote all shares of the Target Portfolio, including Target Portfolio shares owned by a Participating Insurance Company in its general account or otherwise, for which it does not receive instructions from the Contract owner beneficially owning the shares or for instructions that are not clearly marked, and the Participating Insurance Company will vote those shares (for the proposal, against the proposal, or abstain) in the same proportion as the votes actually cast in accordance with instructions received from Contract owners ("Shadow Voting"). The presence at the Meeting of the Participating Insurance Companies affiliated with the Manager and other portfolios in the Trust will be sufficient to constitute a quorum. Therefore, this Shadow Voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. No minimum response is required from the Contract owners before Shadow Voting is applied. An abstention is not counted as an affirmative vote of the type necessary to approve the proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the proposal.

How to Vote

•  You can vote your shares in any one of four ways:

•  By mail, with the enclosed voting instruction card;

•  Over the Internet;

•  Attending the Meeting to be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, and submitting your voting instructions; or

•  By phone.

If you simply sign and date the voting instruction card but give no voting instructions, your shares will be voted by the Participating Insurance Company in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment thereof.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Trust, by execution of subsequent voting instructions. In addition, you may revoke such instructions by attending the Meeting.

Other Matters

The Board does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, it is intended that the Participating Insurance Companies will vote in accordance with their judgment.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Trust or the Participating Insurance Company. Broadridge, Inc. serves as the solicitor and the Participating Insurance Companies will pay such costs for solicitation. If the record owner of a Contract is a custodian, nominee, or fiduciary, the Trust may send proxy materials to the record owner for any beneficial owners that such record owner may represent. The Trust may reimburse custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with proxy solicitations of such beneficial owners.

ADDITIONAL INFORMATION ABOUT THE TARGET PORTFOLIO
AND THE ACQUIRING PORTFOLIO

Each Portfolio is a separate series of the Trust, which is an open-end management investment company registered with the SEC under the 1940 Act. Each of its series is, in effect, a separate mutual fund.

Additional information about the Acquiring Portfolio is included in Exhibit B to this Prospectus/Proxy Statement. Additional information about the Target Portfolio and the Acquiring Portfolio is included in the prospectus and SAI for the Trust under file number 002-80896, dated May 1, 2024, as supplemented, and the portions of that prospectus and SAI relating to the Target Portfolio and the Acquiring Portfolio are incorporated herein by reference. These documents are available upon request and without charge by calling 1-800-346-3778 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102.

The Trust, on behalf of each Portfolio, files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. The Trust also prepares annual reports, which include the management discussion and analysis with respect to the Portfolio. The annual reports are available both from the SEC and from the Trust. These materials are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of these materials may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the Portfolios had shares/votes outstanding as set forth in the table below.

Target/Acquiring Portfolio	Shares/Votes Outstanding
PSF Mid-Cap Growth Portfolio—Class I	13,995,245.782
PSF Mid-Cap Growth Portfolio—Class II	5,694.184
PSF Mid-Cap Growth Portfolio—Class III	85,833.797
PSF PGIM Jennison Growth Portfolio—Class I	20,355,210.101
PSF PGIM Jennison Growth Portfolio—Class II	78,735.539
PSF PGIM Jennison Growth Portfolio—Class III	85,230.337

As of the Record Date, all of the shares of the Portfolios are owned as of record by various Participating Insurance Company separate accounts related to the Contracts. As noted above, the Participating Insurance Companies are required to offer Contract owners the opportunity to instruct them as to how to vote Target Portfolio shares. The table below sets forth, as of the Record Date, each shareholder that owns beneficially more than 5% of a Portfolio.

Target/Acquiring Portfolio	Beneficial Owner Name*	Address	Shares/% Ownership
PSF Mid-Cap Growth Portfolio—Class I	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN: SEPARATE ACCOUNTS	7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	10,529,149.488 / 75.23%
PSF Mid-Cap Growth Portfolio—Class I	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN: SEPARATE ACCOUNTS	7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	2,121,351.542 / 15.16%
PSF Mid-Cap Growth Portfolio—Class I	PRUCO LIFE INSURANCE COMPANY PLNJ LIFE ATTN: SEPARATE ACCOUNTS	7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	1,130,902.793 / 8.08%

Target/Acquiring Portfolio	Beneficial Owner Name*	Address	Shares/% Ownership
PSF Mid-Cap Growth Portfolio—Class II	MIDLAND NATIONAL LIFE INSURANCE CO	4350 WESTOWN PKWY WEST DES MOINES IA 50266-1144	5,077.640 / 89.17%
PSF Mid-Cap Growth Portfolio—Class II	GE LIFE AND ANNUITY ASSURANCE COMP. ATTN: VARIABLE ACCOUNTING	6610 W BROAD ST BLDG 3, 5TH FLOOR RICHMOND VA 23230-1702	616.544 / 10.83%
PSF Mid-Cap Growth Portfolio—Class III	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN: SEPARATE ACCOUNTS	7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	68,264.126 / 79.53%
PSF Mid-Cap Growth Portfolio—Class III	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN: SEPARATE ACCOUNTS	7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	17,569.671 / 20.47%
PSF PGIM Jennison Growth Portfolio—Class I	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN: SEPARATE ACCOUNTS	7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	9,396,221.830 / 46.16%
PSF PGIM Jennison Growth Portfolio—Class I	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN: SEPARATE ACCOUNTS	7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	7,016,716.509 / 34.47%
PSF PGIM Jennison Growth Portfolio—Class I	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN: SEPARATE ACCOUNTS	7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	1,607,342.711 / 7.90%
PSF PGIM Jennison Growth Portfolio—Class I	PRU ANNUITIES INC PRU ANNUITY ATTN: SEPARATE ACCOUNTS	7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	1,049,206.765 / 5.15%
PSF PGIM Jennison Growth Portfolio—Class II	GE LIFE AND ANNUITY ASSURANCE COMP. ATTN: VARIABLE ACCOUNTING	6610 W BROAD ST BLDG 3, 5TH FLOOR RICHMOND VA 23230-1702	52,404.539 / 66.56%
PSF PGIM Jennison Growth Portfolio—Class II	AUGUSTAR LIFE INSURANCE CO	FBO ITS SEPARATE ACCOUNTS PO BOX 237 CINCINNATI OH 452010237	11,049.833 / 14.03%
PSF PGIM Jennison Growth Portfolio—Class II	TALCOTT RESOLUTION LIFE INSURANCE COMPANY	PO BOX 5051 HARTFORD CT 06102-5051	6,825.787 / 8.67%

Target/Acquiring Portfolio	Beneficial Owner Name*	Address	Shares/% Ownership
PSF PGIM Jennison Growth Portfolio—Class II	AUGUSTAR LIFE INSURANCE CO	FBO ITS SEPARATE ACCOUNTS PO BOX 237 CINCINNATI OH 45201-0237	4,684.752 / 5.95%
PSF PGIM Jennison Growth Portfolio—Class III	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN: SEPARATE ACCOUNTS	7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	65,902.410 / 77.32%
PSF PGIM Jennison Growth Portfolio—Class III	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN: SEPARATE ACCOUNTS	7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	19,327.927 / 22.68%

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the Trustees and Officers of the Trust, each as a group, beneficially owned less than 1% of the outstanding voting shares of each Portfolio.

FINANCIAL HIGHLIGHTS

The financial highlights that follow will help you evaluate the financial performance of the Target Portfolio and the Acquiring Portfolio. The total return in each chart represents the rate that a shareholder earned on an investment in the Target Portfolio and the Acquiring Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any Contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart.

The financial highlights for the Target Portfolio and the Acquiring Portfolio, which the exception of the financial highlights for the period ended December 31, 2019, are derived from the financial statements audited by PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm for such fiscal year, whose reports thereon were unqualified. The information for the fiscal year ended December 31, 2019 was audited by another independent registered public accounting firm. Figures provided for the six months ended June 30, 2024 are unaudited. Each Portfolio's financial statements are included in the applicable annual reports to shareholders for the periods ending December 31, or the semi-annual period ending June 30, which are available upon request.

	PSF Mid-Cap Growth Portfolio
	Six Months Ended June 30, 2024		Year Ended December 31,
Class I	(unaudited)		2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$27.65		$22.38	$30.64	$27.68	$18.77	$13.63
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.01)		(0.01)	(0.03)	(0.08)	(0.03)	— (b)
Net realized and unrealized gain (loss) on investment transactions	1.69		5.28	(8.23)	(3.04)	8.94	5.14
Total from investment operations	1.68		5.27	(8.26)	2.96	8.91	5.14
Net Asset Value, end of period	$29.33		$27.65	$22.38	$30.64	$27.68	$18.77
Total Return(c)	6.08%		23.55%	(26.96)%	10.69%	47.47%	37.71%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$404.8		$385.4	$307.5	$424.7	$382.1	$279.8
Average net assets (in millions)	$402.2		$341.9	$329.7	$407.5	$302.1	$257.0
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.64	%(e)	0.65%	0.66%	0.64%	0.67%	0.70%
Expenses before waivers and/or expense reimbursement	0.64	%(e)	0.66%	0.66%	0.64%	0.67%	0.70%
Net investment income (loss)	(0.10	)%(e)	(0.05)%	(0.13)%	(0.28)%	(0.15)%	(0.01)%
Portfolio turnover rate(f)	30%		49%	43%	46%	63%	106%

(a)  Calculated based on average shares outstanding during the period.

(b)  Amount rounds to zero.

(c)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)  Does not include expenses of the underlying funds in which the Portfolio invests.

(e)  Annualized.

(f)  The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

	PSF Mid-Cap Growth Portfolio
	Six Months Ended June 30, 2024		Year Ended December 31,
Class II	(unaudited)		2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$25.47		$20.70	$28.45	$25.81	$17.57	$12.81
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.07)		(0.10)	(0.12)	(0.19)	(0.10)	(0.06)
Net realized and unrealized gain (loss) on investment transactions	1.57		4.87	(7.63)	(2.83)	8.34	4.82
Total from investment operations	1.50		4.77	(7.75)	2.64	8.24	4.76
Net Asset Value, end of period	$26.97		$20.70	$20.70	$28.45	$25.81	$17.57
Total Return(c)	5.89%		(27.24)%	(27.24)%	10.23%	46.90%	37.16%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$0.2		$0.2	$0.02	$0.3	$0.3	$0.5
Average net assets (in millions)	$0.2		$0.2	$0.02	$0.3	$0.4	$0.6
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.04	%(e)	1.05%	1.06%	1.05%	1.07%	1.10%
Expenses before waivers and/or expense reimbursement	1.05	%(e)	1.06%	1.06%	1.05%	1.07%	1.10%
Net investment income (loss)	(0.51	)%(e)	(0.45)%	(0.54)%	(0.68)%	(0.53)%	(0.40)%
Portfolio turnover rate(f)	30%		49%	43%	46%	63%	106%

(a)  Calculated based on average shares outstanding during the period.

(c)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)  Does not include expenses of the underlying funds in which the Portfolio invests.

(e)  Annualized.

(f)  The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

	PSF Mid-Cap Growth Portfolio
	Six Months Ended June 30, 2024		Year Ended December 31,		April 26, 2021(g) through December 31,
Class III	(unaudited)		2023	2022	2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$27.47		$22.29	$30.60	$29.77
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.05)		(0.07)	(0.09)	(0.11)
Net realized and unrealized gain (loss) on investment transactions	1.69		5.25	(8.22)	0.94
Total from investment operations	1.64		5.18	(8.31)	0.83
Net Asset Value, end of period	$29.11		$27.47	$22.29	$30.60
Total Return(c)	5.97%		23.24%	(27.16)%	2.79%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2.3		$1.8	$1.1	$0.8
Average net assets (in millions)	$2.1		$1.4	$1.0	$0.3
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.89	%(e)	0.90%	0.91%	0.88	%(h)
Expenses before waivers and/or expense reimbursement	0.90	%(e)	0.91%	0.91%	0.88	%(h)
Net investment income (loss)	(0.35	)%(e)	(0.30)%	(0.37)%	(0.53	)%(h)
Portfolio turnover rate(f)	30%		49%	43%	46%

(a)  Calculated based on average shares outstanding during the period.

(c)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)  Does not include expenses of the underlying funds in which the Portfolio invests.

(e)  Annualized.

(f)  The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

(g)  Commencement of offering.

(h)  Annualized, with the exception of certain non-recurring expenses.

	PSF PGIM Jennison Growth Portfolio
	Six Months Ended June 30, 2024		Year Ended December 31,
Class I	(unaudited)		2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$141.67		$92.29	$147.90	$127.49	$81.62	$61.21
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.07)		0.05	(0.01)	(0.45)	(0.13)	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	30.03		49.33	(55.60)	20.86	46.00	20.32
Total from investment operations	29.96		49.38	(55.61)	20.41	45.87	20.41
Capital Contributions	—		—	—	—	—	—	(c)(d)
Net Asset Value, end of period	$171.63		$141.67	$92.29	$147.90	$127.49	$81.62
Total Return(e)	21.15%%		53.51%	(37.60)%	16.01%	56.20%	33.34	%(f)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3,602		$3,065	$2,111	$3,566	$3,260	$2,242
Average net assets (in millions)	$3,364		$2,635	$2,537	$3,435	$2,606	$2,073
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.61	%(h)	0.62%	0.62%	0.61%	0.62%	0.62%
Expenses before waivers and/or expense reimbursement	0.61	%(h)	0.62%	0.62%	0.61%	0.62%	0.62%
Net investment income (loss)	(0.08	)%(h)	(0.04)%	(0.01)%	(0.32)%	(0.13)%	0.13%
Portfolio turnover rate(i)	17%		32%	32%	40%	56%	41%

(a)  Calculated based on average shares outstanding during the period.

(c)  Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio's tax status as a partnership.

(d)  Amount rounds to zero.

(e)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(f)  Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)  Does not include expenses of the underlying funds in which the Portfolio invests.

(h)  Annualized.

(i)  The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

	PSF PGIM Jennison Growth Portfolio
	Six Months Ended June 30, 2024		Year Ended December 31,
Class II	(unaudited)		2023		2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$133.14		$87.07		$140.11	$121.26	$77.94	$58.68
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.36)		(0.37	)(b)	(0.43)	(0.95)	(0.49)	(0.19)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	28.19		46.44		(52.61)	19.80	43.81	19.45
Total from investment operations	27.83		46.07		(53.04)	18.85	43.32	19.26
Capital Contributions	—		—		—	—	—	—	(c)(d)
Net Asset Value, end of period	$160.97		$133.14		$87.07	$140.11	$121.26	$77.94
Total Return(e)	20.91%		52.89%		(37.85)%	15.55%	55.57%	32.82	%(f)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$13		$12		$43	$82	$88	$66
Average net assets (in millions)	$12		$36		$55	$85	$72	$64
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.01	%(h)	1.02%		1.02%	1.01%	1.02%	1.02%
Expenses before waivers and/or expense reimbursement	1.01	%(h)	1.02%		1.02%	1.01%	1.02%	1.02%
Net investment income (loss)	(0.49	)%(h)	(0.35)%		(0.42)%	(0.72)%	(0.53)%	(0.27)%
Portfolio turnover rate(i)	17%		32%		32%	40%	56%	41%

(a)  Calculated based on average shares outstanding during the period.

(b)  The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.

(c)  Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio's tax status as a partnership.

(d)  Amount rounds to zero.

(e)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(f)  Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)  Does not include expenses of the underlying funds in which the Portfolio invests.

(h)  Annualized.

(i)  The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

	PSF PGIM Jennison Growth Portfolio
	Six Months Ended June 30, 2024		Year Ended December 31,			April 26, 2021(j) through December 31,
Class III	(unaudited)		2023		2022	2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$140.72		$91.90		$147.64	$132.99
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.26)		(0.25	)(b)	(0.24)	(0.59)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	29.80		49.07		(55.50)	15.24
Total from investment operations	29.54		48.82		(55.74)	14.65
Net Asset Value, end of period	$170.26		$140.72		$91.90	$147.64
Total Return(e)	21.00%		53.12%		(37.75)%	11.02%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$15		$12		$6	$5
Average net assets (in millions)	$14		$9		$6	$2
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.86	%(h)	0.87%		0.86%	0.86	%(k)
Expenses before waivers and/or expense reimbursement	0.86	%(h)	0.87%		0.86%	0.86	%(k)
Net investment income (loss)	(0.33	)%(h)	(0.21)%		(0.23)%	(0.58	)%(k)
Portfolio turnover rate(i)	17%		32%		32%	40%

(a)  Calculated based on average shares outstanding during the period.

(b)  The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.

(e)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(g)  Does not include expenses of the underlying funds in which the Portfolio invests.

(h)  Annualized.

(i)  The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

(j)  Commencement of offering.

(k)  Annualized, with the exception of certain non-recurring expenses.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization
B	Additional Information About the Acquiring Portfolio

PSF-MCG-STMT

Exhibit A

THE PRUDENTIAL SERIES FUND

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") of The Prudential Series Fund, a Delaware statutory trust having its principal place of business at 655 Broad Street, Newark, New Jersey 07102 ("PSF"), on behalf of the acquiring portfolio listed in Schedule A to this Plan (the "Acquiring Portfolio") and the target portfolio listed in Schedule A to this Plan (the "Target Portfolio"), is made as of this day of [March 25, 2025]. Together, the Target Portfolio and the Acquiring Portfolio are referred to herein as the "Portfolios."

The reorganization of the Target Portfolio into the Acquiring Portfolio (hereinafter referred to as the "Reorganization") will consist of: (i) the acquisition by the Acquiring Portfolio of all of the assets of the Target Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange solely for full and fractional Class I, Class II and Class III shares of the Acquiring Portfolio ("Acquiring Portfolio Shares"); (ii) the distribution of Acquiring Portfolio Shares to the Target Portfolio, which will distribute such shares to its shareholders according to their respective interests in complete liquidation of the Target Portfolio; and (iii) the dissolution of the Target Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

The Reorganization is intended to be treated as a "partnership merger" under Section 708 of the Internal Revenue Code of 1986, as amended, (the "Code") and the U.S. Treasury regulations promulgated thereunder, pursuant to which the combined Portfolio is treated as a continuation of the Portfolio that has the greater net asset value on the Closing Date, as defined below, (the "Continuing Portfolio") and the other Portfolio is treated as terminating (the "Terminating Portfolio").

In order to consummate the Plan, the following actions shall be taken by PSF on behalf of the Acquiring Portfolio and the Target Portfolio, as applicable:

1.  Sale and Transfer of Assets, Liquidation and Dissolution of Target Portfolio.

(a)  Subject to the terms and conditions of this Plan, PSF shall: (i) transfer all of the assets of the Target Portfolio, as set forth in Section 1(b) hereof, to the Acquiring Portfolio; and (ii) cause the Acquiring Portfolio to assume all of the liabilities of the Target Portfolio as set forth in Section 1(b) hereof. Such transactions shall take place at the Closing.

(b)  The assets of the Target Portfolio to be acquired by the Acquiring Portfolio (collectively, the "Assets") shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by the Target Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Target Portfolio on the Closing date (as defined in Section 3, hereinafter the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Target Portfolio, to the extent that they exist at or after the Closing, shall after the Closing attach to the Acquiring Portfolio and may be enforced against the Acquiring Portfolio to the same extent as if the same had been incurred by the Acquiring Portfolio.

(c)  Subject to the terms and conditions of this Plan, PSF on behalf of the Acquiring Portfolio shall at the Closing deliver to the Target Portfolio the number of full and fractional Class I, Class II and Class III Acquiring Portfolio Shares, determined by dividing the net asset value per share of each class of the Target Portfolio ("Target Portfolio Shares") on the Closing Date by the net asset value per share of each class of the Acquiring Portfolio Shares, and multiplying the result thereof by the number of outstanding Target Portfolio Shares of each class as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(d)  Immediately following the Closing, the Target Portfolio shall distribute pro rata to its shareholders of record of each class as of the close of business on the Closing Date, the Acquiring Portfolio Shares of the corresponding class received by the Target Portfolio pursuant to this Section 1 and then shall terminate and dissolve.

Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of PSF relating to the Acquiring Portfolio and noting in such accounts the class and amounts of Acquiring Portfolio Shares that former Target Portfolio shareholders are due based on their respective holdings of the Target Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

2.  Valuation.

(a)  The value of the Target Portfolio's Assets to be transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the "Valuation Time") using the valuation procedures set forth in PSF's current effective prospectus.

(b)  The net asset value of a share of the Acquiring Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in PSF's current effective prospectus.

(c)  The net asset value of a share of the Target Portfolio shall be determined to the fourth decimal point as of the Valuation Time using the valuation procedures set forth in PSF's current effective prospectus.

3.  Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be April 14, 2025, or such other date as determined in writing by PSF's officers. The Closing shall take place at the principal office of PSF at 5:00 p.m. Eastern Time on the Closing Date. PSF on behalf of the Target Portfolio shall have provided for delivery as of the Closing of the Target Portfolio's Assets to the account of the Acquiring Portfolio at the Acquiring Portfolio's custodians. Also, PSF on behalf of the Target Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Target Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. PSF on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Target Portfolio's account on the Closing Date to the Secretary of PSF, or shall provide evidence satisfactory to the Target Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as PSF on behalf of Target Portfolio may request.

4.  Representations and Warranties by PSF on behalf of the Target Portfolio.

PSF makes the following representations and warranties about the Target Portfolio:

(a)  The Target Portfolio is a series of PSF, a statutory trust organized under the laws of Delaware and validly existing and in good standing under the laws of that jurisdiction. PSF is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of the Target Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(b)  PSF on behalf of the Target Portfolio is authorized to issue an unlimited number of the Target Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in PSF's Annual Report to Shareholders for the fiscal year ended December 31, 2023, audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis. The unaudited financial statements appearing in PSF's Semi-Annual Report to Shareholders for the six-month period ended June 30, 2024 present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  PSF has the necessary power and authority to conduct the Target Portfolio's business as such business is now being conducted.

(e)  PSF on behalf of the Target Portfolio is not a party to or obligated under any provision of PSF's Agreement and Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Target Portfolio does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Target Portfolio has elected to be, and is, treated as a partnership for U.S. federal income tax purposes and has not made any election or taken any other action inconsistent with such treatment. The Target Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Code, since its inception and will continue to satisfy such requirements at the Closing.

(h)  The Target Portfolio, or its agents, (i) holds a valid U.S. Internal Revenue Service ("IRS") Form W-8BEN (or other appropriate series of IRS Form W-8, as the case may be) or IRS Form W-9, for each Target Portfolio shareholder of record, which IRS Form W-8 or Form W-9, as applicable. can be associated with reportable payments made by the Target Portfolio to such shareholder or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, and 3406 of the Code.

(i)  At the Closing, the Target Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially adversely affect title thereto.

(j)  Except as may be disclosed in PSF's current effective prospectus, there is no known material suit, judicial action, or legal or administrative proceeding pending or threatened against the Target Portfolio.

(k)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Target Portfolio.

(l)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of PSF's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

5.  Representations and Warranties by PSF on behalf of the Acquiring Portfolio.

PSF makes the following representations and warranties about the Acquiring Portfolio:

(a)  The Acquiring Portfolio is a series of PSF, a statutory trust organized under the laws of Delaware validly existing and in good standing under the laws of that jurisdiction. PSF is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b)  PSF on behalf of the Acquiring Portfolio is authorized to issue an unlimited number of the Acquiring Portfolio Shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in PSF's Annual Report to Shareholders for the fiscal year ended December 31, 2023, audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis. The unaudited financial statements appearing in PSF's Semi-Annual Report to Shareholders for the six-month period ended June 30, 2024, present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  PSF has the necessary power and authority to conduct the Acquiring Portfolio's business as such business is now being conducted.

(e)  PSF on behalf of the Acquiring Portfolio is not a party to or obligated under any provision of PSF's Agreement and Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquiring Portfolio has elected to be, and is, treated as a partnership for U.S. federal income tax purposes and has not made any election or taken any other action inconsistent with such treatment. The Acquiring Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

(g)  The Acquiring Portfolio, or its agents, (i) holds a valid IRS Form W-8BEN (or other appropriate series of IRS Form W-8, as the case may be) or IRS Form W-9 for each Acquiring Portfolio shareholder of record, which IRS Form W-8 or Form W-9, as applicable, can be associated with reportable payments made by the Acquiring Portfolio to such shareholder or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, and 3406 of the Code.

(h)  The statement of assets and liabilities to be created by PSF for the Acquiring Portfolio as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to this Plan will accurately reflect the Assets in the case of the Target Portfolio and the net asset value in the case of the Acquiring Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(i)  At the Closing, the Acquiring Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(j)  Except as may be disclosed in PSF's current effective prospectus, there is no known material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Portfolio.

(k)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Acquiring Portfolio.

(l)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of PSF's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(m)  PSF anticipates that consummation of this Plan will not cause the Acquiring Portfolio to fail to conform to the requirements of Code Section 817(h) at the end of each tax quarter.

6.  Intentions of PSF on behalf of the Portfolios.

(a)  At the Closing, PSF on behalf of the Target Portfolio, intends to have available a copy of the shareholder ledger accounts, certified by PSF's transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of Target Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

(b)  PSF intends to operate each Portfolio's respective business as presently conducted between the date hereof and the Closing.

(c)  PSF intends that the Target Portfolio will not acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Target Portfolio's shareholders.

(d)  PSF on behalf of the Target Portfolio intends, if this Plan is consummated, to liquidate and dissolve the Target Portfolio.

(e)  PSF intends that, by the Closing, each Portfolio's U.S. federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all U.S. federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(f)  PSF intends to mail to each shareholder of the Target Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, the 1933 Act, and the rules and regulations, respectively, thereunder.

(g)  PSF intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Portfolio Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1940 Act, the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Target Portfolio, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

7.  Conditions Precedent to be Fulfilled by PSF on behalf of the Portfolios.

The consummation of the Plan with respect to the Acquiring Portfolio and the Target Portfolio shall be subject to the following conditions:

(a)  That: (i) all the representations and warranties contained herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by PSF on behalf of the Portfolios shall occur prior to the Closing; and (iii) PSF shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of PSF on behalf of the Portfolios.

(c)  That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, that no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

(d)  That there shall be delivered to PSF on behalf of the Portfolios an opinion from Ropes & Gray LLP, in form and substance satisfactory to PSF, substantially to the effect that (i) the Continuing Portfolio's tax basis in the assets of the Terminating Portfolio treated as transferred to the Continuing Portfolio in the Reorganization should be the same as the Terminating Portfolio's tax basis in such assets immediately prior to the Reorganization (except to the extent provided in Section 704(c)(1)(C) of the Code with respect to contributions of "built in loss" property), and (ii) the Continuing Portfolio's holding periods in the assets treated as received from the Terminating Portfolio in the Reorganization should include the Terminating Portfolio's holding periods in such assets.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of PSF with regard to matters of fact. Such opinion will be based on existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, and will be subject to certain qualifications.

(e)  That the Registration Statement with respect to the Acquiring Portfolio Shares to be delivered to the Target Portfolio's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(f)  That the Acquiring Portfolio Shares to be delivered hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Target Portfolio.

8.  Expenses.

(a)  PSF represents and warrants that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  All costs incurred in entering into and carrying out the terms and conditions of this Plan, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of the relevant combined prospectus and proxy statement and related materials, shall be paid by the Manager or its affiliates, not the Target Portfolio or the Acquiring Portfolio. Transaction costs, including brokerage commissions, shall be paid by the Portfolio entering into the transaction.

9.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of a Target Portfolio) prior to the Closing, or the Closing may be postponed by PSF on behalf of a Portfolio by resolution of the Board of Trustees of PSF if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b)  If the transactions contemplated by this Plan have not been consummated by December 31, 2025, the Plan shall automatically terminate on that date, unless a later date is agreed to by the officers of PSF on behalf of the Portfolios.

(c)  In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect with respect to the Acquiring Portfolio or Target Portfolio, and neither PSF, the Acquiring Portfolio nor the Target Portfolio, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(d)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by PSF's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e)  If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of PSF on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Target Portfolio, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued the Target Portfolio, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Target Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate, unless PSF on behalf of the Target Portfolio shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

10.  Entire Plan and Amendments.

This Plan embodies the entire plan of PSF on behalf of the Portfolios, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein.

This Plan may be amended only by PSF. Neither this Plan nor any interest herein may be assigned without the prior written consent of PSF on behalf of the Portfolio corresponding to the Portfolio making the assignment.

11.  Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to PSF at 655 Broad Street, Newark, NJ 07102, Attention: Secretary.

12.  Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of Delaware without regard to its conflict of laws principles.

IN WITNESS WHEREOF, each party has executed this Plan by its duly authorized officers, all as of the date and year first written above.

THE PRUDENTIAL SERIES FUND on behalf of the Acquiring Portfolio listed in Schedule A
Attest: Melissa Gonzalez, _______________________ Assistant Secretary	By: ______________________________________ Title:
THE PRUDENTIAL SERIES FUND on behalf of the Target Portfolio listed in Schedule A
Attest: Melissa Gonzalez, _______________________ Assistant Secretary	By: ______________________________________ Title:

Schedule A

Target Portfolio	Acquiring Portfolio
PSF Mid-Cap Growth Portfolio	PSF PGIM Jennison Growth Portfolio

Exhibit B

ADDITIONAL INFORMATION ABOUT THE ACQUIRING PORTFOLIO

For purposes of this Exhibit B, references to "the Portfolio" refer to the Acquiring Portfolio.

Purchasing and Redeeming Portfolio Shares

The Portfolio offers Class I shares, Class II shares, and Class III shares. Each class participates in the same investments, but the classes differ in terms of their charges. Class I and Class III shares are sold to separate accounts of Prudential as investment options under certain Contracts. Class I shares may also be sold to separate accounts of insurance companies not affiliated with Prudential Financial. Class II is offered only to separate accounts of non-Prudential insurance companies as an investment option under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which portfolios are available through your Contract.

Investments in the Portfolio are made through certain variable life insurance and variable annuity contracts. Together with this Prospectus/Proxy Statement, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolio. Class I, Class II and Class III shares of the Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II and Class III shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of the applicable class. The Trust does not provide investment advice. You should contact your financial advisor for advice regarding selection of portfolios and classes.

The Portfolio typically expects to pay redemption proceeds within three days after receipt of a proper notice of the redemption request. Such procedures for providing proper notice of a redemption request are described in further detail in the prospectus for the applicable Contract. However, it may take the Portfolio up to seven days to pay redemption proceeds. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Under normal circumstances, the Portfolio typically expects to meet redemption requests by using cash or cash equivalents or proceeds from the sale of portfolio securities (or a combination of these methods). The Portfolio reserves the right to use borrowing arrangements that may be available from time to time. The use of borrowings in order to meet redemption requests is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Portfolio's holdings may be comprised of less liquid investments, or during emergency or temporary circumstances. The Portfolio's use of redemptions in-kind is discussed below.

Redemption in Kind

The Trust may pay the redemption price to shareholders of record (generally, the Participating Insurance Company separate accounts holding Trust shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Trust, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.

If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally a Participating Insurance Company separate account. The procedures do not affect payments by a Participating Insurance Company to a contract owner under a variable contract.

Frequent Purchases or Redemptions of Portfolio Shares

The Trust is part of the group of investment companies advised by PGIM Investments (the PGIM Investment funds) that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors. Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolio. When an investor engages in frequent or short-term trading, the PGIM Investment funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PGIM Investment funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PGIM Investment funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PGIM Investment fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PGIM Investment funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PGIM Investment fund shares held by other investors. To the extent the Portfolio invests in foreign securities, the Portfolio may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. To the extent the Portfolio invests in certain fixed income securities, such as high yield bonds or certain asset-backed securities, the Portfolio may also constitute an effective vehicle for an investor's frequent trading strategies.

The Boards of Directors/Trustees of the PGIM Investment funds, including the Trust, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Trust are limited, however, because the Trust does not sell its shares directly to the public. Instead, Portfolio shares are sold only to Participating Insurance Company separate accounts that fund variable annuity contracts and variable life insurance policies. Therefore, Participating Insurance Companies, not the Trust, maintain the individual contract owner account records. Each Participating Insurance Company submits to the Trust's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Trust and its transfer agent do not monitor trading by individual contract owners.

Under the Trust's policies and procedures, the Trust has notified each Participating Insurance Company that the Trust expects the Participating Insurance Company to impose restrictions on transfers by contract owners. The current Participating Insurance Companies are Prudential and three insurance companies not affiliated with Prudential. The Trust may add additional Participating Insurance Companies in the future. The Trust receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolio, and the Trust monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Trust has entered shareholder information agreements with Participating Insurance Companies as required by Rule 22c-2 under the 1940 Act. Under these agreements, the Participating Insurance Companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares; and (ii) execute any instructions from the Trust to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Trust as having engaged in transactions in Portfolio shares that violate the Trust's frequent trading policies and procedures. The Trust and its transfer agent each reserve the right, in its sole discretion, to reject all or a portion of a purchase order from a Participating Insurance Company for any reason or no reason. If a purchase order is rejected, the purchase amount will be returned to the Participating Insurance Company.

The Trust also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is typically based on the next calculation of the NAV after the order is received in good order. The NAV of the Portfolio is typically determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. Eastern Time). The Trust will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m. if the particular disruption directly affects only the NYSE. The NYSE is closed on most national holidays and Good Friday. The Trust does not price, and shareholders will not be able to purchase or redeem, the Trust's shares on days when the NYSE is closed but the primary markets for the Trust's foreign securities are open, even though the value of these securities may have changed. Conversely, the Trust will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. The securities held by the Portfolio are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under policies and procedures adopted and implemented by the Manager. The Trust may use fair value pricing if it determines that a market quotation for a security is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing commonly occurs with securities that are primarily traded outside of the US, because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

With respect to any portion of the Portfolio's assets that are invested in one or more open-end management investment companies, the Portfolio's NAV is calculated based upon the NAV of the registered open-end management investment companies in which the Portfolio invests. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. The Trust may also use fair value pricing with respect to US traded securities if, for example, trading in a particular security is halted and does not resume before the Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of PGIM Investments (or the Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Portfolio uses to determine its NAV may differ from the security's published or quoted price. If the Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Trust's NAV, we will value the Trust's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Trust as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for the Portfolio's securities and its NAV that are reasonable in light of the circumstances that make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Portfolio's NAV by short-term traders.

The NAV for the Portfolio is determined by a simple calculation. It's the total value of the Portfolio (assets minus liabilities) divided by the total number of shares outstanding. Each business day, the Portfolio's current NAV per share is transmitted electronically to Participating Insurance Companies that use the Portfolio as an underlying investment option for Contracts.

To determine the Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

The Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. Therefore, the value of the Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PGIM Investments or the Subadviser, as available, to be over-the-counter, shall be valued on the day of valuation at an evaluated bid price provided by an independent pricing agent or, in the absence of a valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.

Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities that are valued in accordance herewith in a currency other than US dollars shall be converted to US dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Short-term debt securities held by the Portfolio, including bonds, notes, debentures and other debt securities, and money market instruments, such as certificates of deposit, commercial paper, bankers' acceptances, and obligations of domestic and foreign banks for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Distributor & Distribution Arrangements

Prudential Investment Management Services LLC (PIMS) serves as the distributor for the shares of the Portfolio under a Distribution Agreement with the Trust. PIMS is an affiliate of PGIM Investments. PIMS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. PIMS' principal business address is 655 Broad Street, Newark, New Jersey 07102.

The Trust has adopted a Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act for the Class II and Class III shares of the Portfolio (the 12b-1 Plan). Under the 12b-1 plan, Class II and Class III of the Portfolio pay to PIMS a distribution (12b-1) fee at the annual rate of 0.25% of the average daily net assets of the applicable class. This fee pays for distribution services for Class II shares and Class III shares as applicable. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II or Class III shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution fee. Class I and Class III shares do not have an administration fee.

U.S. Federal Income Taxes

The Portfolio currently intends to be treated as a partnership for U.S. federal income tax purposes that is not a "publicly traded partnership" as defined in Section 7704 of the Code for U.S. federal income tax purposes. If the Portfolio were not to qualify for such treatment, it could be subject to U.S. federal income tax at the Portfolio level, which generally would reduce the value of an investment in the Portfolio. As a result of the Portfolio's treatment as a partnership that is not a publicly traded partnership, the Portfolio is generally not itself subject to U.S. federal income tax. Instead, the Portfolio's income, gains, losses, deductions, credits and other tax items are "passed through" pro rata directly to the shareholders of the Portfolio, generally the investing portfolios (without regard to whether such corresponding amounts are distributed from the Portfolio) and retain the same character for U.S. federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash). The shares of the Portfolio are owned by the investing portfolios, which are owned by separate accounts of Participating Insurance Companies, and may be owned by qualified pension and retirement plans, and certain other eligible persons or plans permitted to hold shares of the investing portfolio pursuant to the applicable U.S. Treasury regulations without impairing the ability of the separate accounts of the Participating Insurance Companies to satisfy the diversification requirements of Section 817(h) of the Code.

The Portfolio intends to comply with the diversification requirements currently imposed by the Code and U.S. Treasury regulations promulgated thereunder on separate accounts of insurance companies as a condition of maintaining the favorable tax status of the Contracts issued by separate accounts of Participating Insurance Companies. If the Portfolio does not meet such diversification requirements, the Contracts could lose their favorable tax treatment and thus income and gain allocable to the Contracts could be taxable currently to shareholders of the Portfolio. This could also occur if Contract holders are found to have an impermissible level of control over the investments underlying their Contracts. Furthermore, if any underlying portfolio fails to comply with the diversification requirements for any taxable year, such failure could cause an insurance company separate account indirectly invested in such an underlying portfolio through the Portfolio to fail to satisfy the separate diversification requirements, with the result that the Contracts supported by that account would no longer be eligible for tax deferral.

Owners of Contracts should consult the applicable prospectus or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investing in the Portfolio, including the application of U.S. federal, state and local and non-U.S. taxes.

Monitoring for Possible Conflicts

The Trust sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Trust will monitor the situation and, in the event that a material conflict does develop, the Trust would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is included in the SAI and on the Trust's website at www.prudential.com/variableinsuranceportfolios.

Payments to Affiliates

PGIM Investments and its affiliates, including a subadviser or PIMS, may compensate affiliates of PGIM Investments, including the insurance companies issuing variable annuity or variable life contracts, by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts that offer the Portfolio as an investment option. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing materials that discuss the contracts, available options, and the Portfolio.

The amounts paid depend on the nature of the meetings, the number of meetings attended by PGIM Investments, the subadviser, or PIMS, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PGIM Investments', the subadviser's or PIMS' participation. These payments or reimbursements may not be offered by the subadviser or PIMS, and the amounts of such payments may vary between and among PGIM Investments, the subadviser and PIMS depending on their respective participation.

With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuity contracts that offer the Portfolio as an investment option.

Index Description

Russell 1000 Growth Index. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.

S&P 500 Index*. The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.

*  The S&P 500 Index is a product of S&P Dow Jones Indices LLC (SPDJI), and has been licensed for use by PGIM Quantitative Solutions LLC, Prudential Trust Company, The Prudential Insurance Company of America, Prudential Retirement Insurance and Annuity Company, PGIM, Inc., PGIM Limited and/or their affiliates (collectively, Licensee). Standard & Poor's®, S&P® and S&P 500® are registered trademarks of Standard & Poor's Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. Licensee's product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, S&P Dow Jones Indices). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Licensee's product(s) or any member of the public regarding the advisability of investing in securities generally or in Licensee's product(s) particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices' only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the Licensee's product(s). S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of Licensee's product(s) into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Licensee's product(s) or the timing of the issuance or sale of Licensee's product(s) or in the determination or calculation of the equation by which Licensee's product(s) is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Licensee's product(s). There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to Licensee's product(s) currently being issued by Licensee, but which may be similar to and competitive with Licensee's product(s). In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Index.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE LICENSEE'S PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

STATEMENT OF ADDITIONAL INFORMATION
TO PROSPECTUS/PROXY STATEMENT

Dated February 14, 2025

655 Broad Street
Newark, New Jersey 07102

Reorganization of the PSF Mid-Cap Growth Portfolio
into the PSF PGIM Jennison Growth Portfolio

This Statement of Additional Information (the "SAI") relates to the Prospectus/Proxy Statement for the merger (the "Reorganization") of the PSF Mid-Cap Growth Portfolio (the "Target Portfolio"), a series of The Prudential Series Fund (the "Trust" or “PSF”) into PSF PGIM Jennison Growth Portfolio (the "Acquiring Portfolio," and together with the Target Portfolio, the "Portfolios"), a separate series of the Trust, dated February 14, 2025 (such combined Proxy Statement and Prospectus being referred to herein as the "Prospectus/Proxy Statement").

The Trust is an open-end management investment company (commonly known as a mutual fund) that is intended to provide a range of investment alternatives through its separate portfolios, each of which is, for investment purposes, in effect a separate fund. The Target Portfolio was organized in Delaware and launched on September 22, 2000. The Acquiring Portfolio was organized in Delaware and launched on April 25, 1995. Each Portfolio is a diversified investment company as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

This SAI relates specifically to the proposed transfer of all of the Target Portfolio's assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities, and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Acquiring Portfolio Shares"). The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to such reorganization transaction. As a result of such transaction, the Target Portfolio will be completely liquidated, and contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan of Reorganization (the "Plan") by the shareholders of the Target Portfolio will constitute a vote in favor of the liquidation of the Target Portfolio and the termination of such Portfolio as a separate series of the Trust. The acquisition of all of the assets of the Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio's assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio, which will distribute such shares to its shareholders, is referred to herein as the "Reorganization." If shareholders of the Target Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the Acquiring Portfolio and the Target Portfolio will liquidate.

This SAI consists of: (i) this Cover Page, (ii) the information set forth below, and (iii) the following described documents, each of which is incorporated herein by reference and accompanies this SAI:

●	The Statement of Additional Information, as supplemented, dated May 1, 2024 for the Trust on behalf of each Portfolio, dated May 1, 2024, as supplemented and amended to date, under file number 002-80896;

●	The audited financial statements contained in the annual report of the Portfolios dated December 31, 2023, under file number 811-03623; and

●	The unaudited financial statements contained in the Form N-CSRS of the Portfolios dated June 30, 2024, under file number 811-03623.

This SAI is not a prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement, which relates to the Reorganization. You can request a copy of the Prospectus/Proxy Statement by calling 1-800-346-3778 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102. In addition, a copy of the Prospectus/Proxy Statement is available on the internet at www.prudential.com/variableinsuranceportfolios. The Securities and Exchange Commission (the "SEC") maintains a website (www.sec.gov) that contains this SAI and other material incorporated by reference and considered part of this SAI and the Prospectus/Proxy Statement, together with other information regarding the Trust.

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS

Supplemental Financial Information	S-3
Additional Information Relating to the Acquiring Portfolio and the Combined Portfolio	S-4

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees and expenses of the Target Portfolio and the Acquiring Portfolio, and the fees and expenses of the Target Portfolio on a pro forma basis after giving effect to the proposed Reorganization, is included in the "Comparison of Investment Management Fees and Total Fund Operating Expenses" section of the Prospectus/Proxy Statement.

Rule 6-11(d)(2) under Regulation S-X requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of the Acquiring Portfolio are not included in this SAI.

Following the Reorganization, the Acquiring Portfolio will be the accounting and performance survivor, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio."

The Reorganization will not result in a material change to the Target Portfolio's investment portfolio due to the investment restrictions of the Acquiring Portfolio. In particular, each security held by the Target Portfolio is eligible to be held by the Acquiring Portfolio. However, it is anticipated that, in advance of the Reorganization, 93.3% of the Target Portfolio's holdings will be sold and the proceeds invested in securities that the Acquiring Portfolio wishes to hold. The Target Portfolio will bear the transaction costs related to the Reorganization, which typically include, but are not limited to, trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable. The Manager currently estimates such transaction costs to be approximately $62,000 (0.015% of the Target Portfolio's net assets).

There are no material differences in the accounting policies of the Target Portfolio as compared to those of the Acquiring Portfolio.

ADDITIONAL INFORMATION RELATING TO THE
ACQUIRING PORTFOLIO AND THE COMBINED PORTFOLIO

Introduction

Additional information relating specifically to the Acquiring Portfolio and the Combined Portfolio is set forth below.

Subadvisory Agreements for the Acquiring Portfolio and the Combined Portfolio

PGIM Investments ("the Manager") serves as the investment manager to the Acquiring Portfolio and will serve as the investment manager to the Combined Portfolio. Jennison Associates LLC (“Jennison”) currently serves as the subadviser to the Acquiring Portfolio. Effective on or about the date of the Reorganization, which is expected to be on or about April 14, 2025, Jennison will serve as the subadviser to the Combined Portfolio.

The Manager has entered into subadvisory agreements with the subadviser referenced above pursuant to which the Manager (and not the Acquiring Portfolio or the Combined Portfolio) pays or will pay each subadviser the annualized fees shown below.

Subadvisers	Contractual Subadvisory Fee Rate
Jennison Associates LLC

0.75% for first $10 million in assets;

0.50% for next $30 million in assets;

0.35% for next $25 million in assets;

0.25% for next $335 million in assets;

0.22% for next $600 million in assets;

0.20% for above $1 billion in assets

Portfolio Managers: Other Accounts

Additional Information About the Portfolio Managers—Other Accounts and Share Ownership—Combined Portfolio

The following table sets forth information about the Combined Portfolio and accounts other than the Combined Portfolio for which the portfolio managers of the Combined Portfolio are primarily responsible for day-to-day portfolio management as of December 31, 2024. The table shows, for each such portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The table also sets forth the dollar range of equity securities of each portfolio of the Trust beneficially owned by the portfolio managers as of December 31, 2024.

Manager and/or Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Jennison Associates LLC	Michael A. Del Balso	7/$16,453,494,852	6/$5,344,719,048	3/$616,138,632	None
	Kathleen A. McCarragher	14/$66,946,284,547 1/$14,157,325,783	10/$20,663,808,939	14/$2,173,647,895	None
	Blair A. Boyer	14/$66,946,284,547 1/$14,157,325,783	10/$19,860,583,773	36/$13,124,095,456	None
	Natasha Kuhlkin, CFA	13/$52,788,958,764	10/$19,626,918,994	22/$2,955,401,741	None

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest—Combined Portfolio

PGIM Investments LLC (“PGIM Investments”)

PORTFOLIO MANAGER COMPENSATION. Prudential provides compensation opportunities to eligible employees to motivate and reward the achievement of outstanding results by providing market-based programs that:

●	Attract and reward highly qualified employees

●	Align with critical business goals and objectives

●	Link to the performance results relevant to the business segment and Prudential

●	Retain top performers

●	Pay for results and differentiate levels of performance

●	Foster behaviors and contributions that promote Prudential's success

The components of compensation for a Vice President in PGIM Investments consists of base salary, annual incentive compensation and long-term incentive compensation.

Base Pay Overview: The Prudential compensation structure is organized in grades, each with its own minimum and maximum base pay (i.e., salary). The grades reflect pay patterns in the market. Each job in the plan—from CEO through an entry-level job—is included in one of the grades. The main determinant of placement in the base pay structure is market data. On an annual basis, Corporate Compensation collects and analyzes market data to determine if any change to the placement of job in the structure is necessary to maintain market competitiveness. If necessary, structural compensation changes (e.g., increases to base pay minimum and maximums) will be effective on the plan's effective date for base pay increases.

Annual Incentive Compensation Overview: The plan provides an opportunity for all participants to share in the annual results of Prudential, as well as the results of their division or profit center. Results are reviewed and incentive payments are made as early as practicable after the close of the plan year.

Incentive payments are awarded based on organizational performance—which determines the available dollar amounts—and individual performance. Individual performance will be evaluated on the basis of contributions relative to others in the organization. Incentive payments are granted from a budgeted amount of money that is made available by the Company. Initial budgets are developed by determining the competitive market rates for incentives as compared to our comparator companies. Each organization's budget pool may be increased or decreased based on organizational performance.

Organizational performance is determined by a review of performance relative to our comparator group, as well as key measures indicated in our business plan, such as Return on Required Equity (RORE), earnings and revenue growth.

Long Term Incentive Compensation Overview: In addition, executives at the Vice President level and above are eligible to participate in a long-term incentive program to provide an ownership stake in Prudential Financial. Long-Term incentives currently consist of restricted stock and stock options. The stock options vest 1/3 per year over 3 years and the restricted stock vests 100% at the end of 3 years.

CONFLICTS OF INTEREST. PGIM Investments follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.

Jennison Associates LLC (“Jennison”)

COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results.  Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same values and level of commitment that are hallmarks of the organization.

Jennison sponsors a profit-sharing retirement plan for all eligible employees.  The contribution to the profit-sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager's total compensation, subject to a maximum determined by applicable law.  In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.

Investment professionals are compensated with a combination of base salary and cash bonus.  Overall firm profitability determines the size of the investment professional compensation pool. In general, the cash bonus represents the majority of an investment professional's compensation.

Investment professionals' total compensation is determined through a process that evaluates numerous qualitative and quantitative factors.  Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.

The factors reviewed for the portfolio managers are listed below.

The quantitative factors reviewed for the portfolio managers may include:

●	One-, three-, five-year and longer-term pre-tax investment performance for groupings of accounts managed in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value). Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager's overall compensation.

●	The investment professional's contribution to client portfolio's pre-tax one-, three-, five-year and longer-term performance from the investment professional's recommended stocks relative to market conditions, the strategy's passive benchmarks, and the investment professional's respective coverage universes.

The qualitative factors reviewed for the portfolio managers may include:

●	The quality of the portfolio manager's investment ideas and consistency of the portfolio manager's judgment;

●	Qualitative factors such as teamwork and responsiveness;

●	Individual factors such as years of experience and responsibilities specific to the individual's role such as being a team leader or supervisor are also factored into the determination of an investment professional's total compensation; and

●	Historical and long-term business potential of the product strategies.

POTENTIAL CONFLICTS OF INTEREST. Jennison manages accounts with asset-based fees alongside accounts with performance-based fees.  This side-by-side management creates an incentive for Jennison and its investment professionals to favor one account over another.  Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Other types of side-by-side management of multiple accounts create incentives for Jennison to favor one account over another.  Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

●	Long only accounts/long-short accounts: Jennison manages accounts in strategies that hold only long securities positions as well as accounts in strategies that are permitted to sell securities short. As a result, Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. We also permit securities that are held long by one fundamental portfolio manager to be held short by another fundamental portfolio manager. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. By the same token, sales in a long only account can increase the value of a short position while shorting could create an opportunity to purchase a long position at a lower price. As a result, we have conflicts of interest in determining the timing and direction of investments.

●	Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison's management of multiple accounts side-by-side.

●	Investments at different levels of an issuer's capital structure: To the extent different clients invest across multiple strategies or asset classes, Jennison may invest client assets in the same issuer, but at different levels in the capital structure. Interests in these positions could be inconsistent or in potential or actual conflict with each other.

●	Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. This creates an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, at times Jennison's affiliates provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides "seed capital" or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing "seeded" accounts alongside "non-seeded" accounts creates an incentive to favor the "seeded" accounts to establish a track record for a new strategy or product. Additionally, Jennison's affiliated investment advisers could allocate their asset allocation clients' assets to Jennison, which creates an incentive for Jennison to favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.

●	Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients. Discretionary clients could be disadvantaged if the non-discretionary clients receive their model investment portfolio and start trading before Jennison has started trading for the discretionary clients.

●	Higher fee paying accounts or products or strategies: In general, Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising non-discretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

●	Personal interests: The performance of one or more accounts managed by Jennison's investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.

●	Side Letters: Jennison has entered into side letters with respect to certain of the funds that Jennison manages, and will likely do so with respect to funds that Jennison manages in the future. Such side letters are agreements with investors in the funds (including affiliated investors) that grant such investors terms and conditions more advantageous than those granted to other investors. For example, some investors have side letters granting reduced fees or expenses, or access to more frequent or detailed information regarding the fund's investments. In some instances, Jennison could have multiple side letters with respect to a single fund, each with a different investor.

How Jennison Addresses These Conflicts of Interest

The conflicts of interest described above create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, aggregation and timing of investments.  Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible.  Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy.  While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager's decisions, timing of investments, fees, expenses and cash flows.

Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest.

●	Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and new issues, and the allocation of transactions across multiple accounts.

●	Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long by the same portfolio manager.

●	Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.

●	Jennison has adopted a code of ethics and policies relating to personal trading.

●	Jennison has adopted a conflicts of interest policy and procedures.

●	Jennison provides disclosure of these conflicts as described in its Form ADV brochure.